UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund

Semiannual report
4 | 30 | 19

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam Multi-Asset
Absolute Return
Fund

Semiannual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 11, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

2 Multi-Asset Absolute Return Fund

Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business, University of Chicago, and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

Brett S. Goldstein, CFA, James A. Fetch, and Robert J. Schoen are also Portfolio Managers of the fund.

Jason, what was the fund’s investment environment like during the reporting period?

In the wake of a pronounced downturn in 2018’s fourth quarter, markets rebounded strongly during the first four months of 2019, as investors re-embraced risk. Sentiment improved dramatically following comments from Federal Reserve Chair Jerome Powell that mild inflation would give the central bank greater flexibility to set policy in 2019. Market participants also welcomed Powell’s announcement that the Fed was not on a “pre-set” path to push its benchmark rate higher, after hiking rates every quarter in 2018. Progress in U.S.–China trade talks, better-than-expected corporate earnings, and a rebound in oil prices were additional factors fueling the recovery.

Against this backdrop, the S&P 500 Index advanced 9.76% during the reporting period, led by gains in information technology and energy stocks. U.S. equities outperformed developed-market international stocks but trailed emerging-market [EM] equities, as the MSCI Emerging Markets Index advanced 13.8% in U.S.-dollar terms during the reporting period. In the U.S. market, mid-cap stocks topped their

Multi-Asset Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

large- and small-cap counterparts, and growth stocks handily outpaced value stocks.

The yield on the benchmark 10-year U.S. Treasury declined during the period, falling sharply during 2018’s fourth quarter amid the flight from risk that gripped the markets during that time. The yield rose slightly in April but remained below earlier-period levels.

EM debt led the way in fixed-income markets, closely followed by high-yield and investment-grade corporate credit. U.S. Treasuries, U.S. government securities, and non-U.S. sovereign debt also posted positive returns, but lagged riskier bond categories.

U.S. oil prices declined in the latter months of 2018, and then rallied back robustly in 2019 to finish near $64 per barrel, close to where they started the period.

4 Multi-Asset Absolute Return Fund

Before we discuss performance, would you summarize the fund’s overall investment objective and strategy?

Putnam Multi-Asset Absolute Return Fund seeks positive total return. The fund seeks to achieve risk-and-return characteristics by dynamically allocating assets using a combination of directional [or market sensitive] and non-directional [or market neutral] strategies. In addition, both the composition and total level of risk can be dynamically managed depending on market conditions and the prevailing opportunity set. The fund also employs strategies that may produce lower volatility over time.

How did the fund perform, and what factors had the biggest influence on performance?

Putnam Multi-Asset Absolute Return Fund generated a positive return for the six-month reporting period. I think it is worth highlighting that the fund’s return in January 2019 represented the best-ever single-month return in its history, as the portfolio rebounded convincingly from the market turbulence of late 2018.

Our directional strategies drove the fund’s results, with exposure to three of four directional risks adding value for the period. Exposure to rate-sensitive fixed income was the biggest contributor, as 10-year U.S. Treasury yields declined and prices rose during the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Asset Absolute Return Fund 5

period. Long exposures to directional equity and credit risk also modestly contributed. On the downside, long inflation risk via commodities detracted, hampered by a sharp drop in oil prices during 2018’s fourth quarter.

Non-directional strategies slightly detracted this period. Our equity mean-reversion strategy, which seeks to capitalize on short-term fluctuations in the S&P 500, was caught on the wrong side of a number of trades.

In aggregate, our equity-selection alpha strategies — which are market-neutral trades designed to perform independently of global stock markets — also dampened performance. Positive results from our quantitative international developed-market long/short strategy and our forensic accounting long/short strategy were offset by weakness in our quantitative U.S. and global equity long/short strategies. By way of background, our forensic accounting strategy identifies companies that we believe use aggressive accounting practices that can cause their stocks to underperform.

How did you use derivatives during the period?

We used a variety of derivatives in an attempt to reduce volatility and, in some cases, to enhance returns. We used futures to efficiently gain exposure to certain markets and to manage market risk. We employed S&P 500 Index options to hedge against changes in the values of certain equities held by the fund. We also used options, as well as interest-rate swaps, to hedge various risks related to our fixed-income exposure. We utilized total return swaps to help manage exposure to specific securities or baskets of securities. We employed credit default swaps to hedge credit and market risk, and to efficiently gain exposure to baskets of securities. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. securities and to gain exposure to foreign currencies.

What is your near-term outlook?

From a macroeconomic perspective, the policy shift signaled recently by the Fed was a major development. As a result of statements

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Asset Absolute Return Fund

made by Fed Chair Powell and other members of the Federal Open Market Committee, the markets are not currently pricing in any more interest-rate hikes for this year. Additionally, U.S. fiscal policy has been stimulative, given last year’s tax cut and a growing budget deficit. U.S.–China trade talks stalled in May, but we believe it is in the best interests of both countries to continue working toward a deal.

Against this backdrop, and given benign inflation, if the U.S. economy continues to grow at a steady pace in the months ahead, we believe a favorable environment for a variety of risk assets is ahead.

How have you positioned the fund in light of this outlook?

During 2018’s fourth quarter, we sought to capitalize on market weakness by increasing the fund’s exposure to stocks and commodities, moving to overweight allocations relative to the benchmark in both asset classes. Given the robust rally in equities and oil prices during the first four months of 2019, we decreased the fund’s exposure to neutral allocations in both areas.

Concerning stocks, we believe momentum is weakening, and we think valuation metrics are likely to worsen. Also, we remain wary of a short-term reversion to the mean, given the substantial rally that has occurred this year.

In fixed income, we increased the fund’s exposure to credit risk, based on strong quantitative signals, tighter but still-attractive yield spreads, and reduced new-issue supply. We extended the fund’s underweight exposure to interest-rate risk. We think bond yields may drift higher during 2019, as interest rates continue to move toward levels that are historically more normal at this late stage of the economic cycle.

As of period-end, the fund’s overall risk positioning is balanced between directional and non-directional exposures, with a slight tilt toward non-directional risk. Within directional risk, the fund is positioned to benefit if stock

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Absolute Return Fund 7

prices continue to rise and/or credit-sensitive fixed-income securities continue to perform well. Our equity-selection alpha strategies account for the greatest portion of non-directional risk.

Thanks for your time and for bringing us up to date, Jason.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Multi-Asset Absolute Return Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	4.16%	48.62%	4.04%	10.41%	2.00%	8.96%	2.90%	–2.46%	2.33%
After sales charge	3.57	40.07	3.43	4.06	0.80	2.69	0.89	–8.07	–3.55
Class B (12/23/08)
Before CDSC	3.54	39.81	3.41	6.35	1.24	6.55	2.14	–3.18	1.99
After CDSC	3.54	39.81	3.41	4.56	0.90	3.55	1.17	–7.89	–2.97
Class C (12/23/08)
Before CDSC	3.40	37.96	3.27	6.34	1.24	6.62	2.16	–3.21	1.98
After CDSC	3.40	37.96	3.27	6.34	1.24	6.62	2.16	–4.15	0.98
Class M (12/23/08)
Before sales charge	3.62	41.07	3.50	7.73	1.50	7.42	2.41	–2.91	2.15
After sales charge	3.26	36.14	3.13	3.96	0.78	3.66	1.20	–6.31	–1.42
Class P (8/31/16)
Net asset value	4.44	52.69	4.32	12.16	2.32	10.20	3.29	–2.11	2.49
Class R (12/23/08)
Net asset value	3.87	44.58	3.76	9.03	1.74	8.24	2.67	–2.68	2.27
Class R6 (7/2/12)
Net asset value	4.47	53.09	4.35	12.27	2.34	10.17	3.28	–2.07	2.53
Class Y (12/23/08)
Net asset value	4.41	52.24	4.29	11.83	2.26	9.87	3.19	–2.13	2.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Multi-Asset Absolute Return Fund 9

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofAML U.S.
Treasury Bill Index	0.47%	4.85%	0.48%	4.05%	0.80%	3.78%	1.25%	2.23%	1.22%
Bloomberg
Barclays U.S.
Aggregate Bond	3.68	44.07	3.72	13.55	2.57	5.82	1.90	5.29	5.49
Index
S&P 500 Index	15.00	316.02	15.32	73.32	11.63	51.58	14.87	13.49	9.76

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/19

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.373		$0.284	$0.291	$0.330		$0.420	$0.344	$0.415	$0.400
Capital gains	—		—	—	—		—	—	—	—
Total	$0.373		$0.284	$0.291	$0.330		$0.420	$0.344	$0.415	$0.400
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/18	$11.39	$12.08	$11.04	$11.01	$11.13	$11.53	$11.47	$11.20	$11.50	$11.45
4/30/19	11.26	11.95	10.96	10.92	11.02	11.42	11.31	11.09	11.35	11.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Multi-Asset Absolute Return Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	4.17%	51.32%	4.23%	10.20%	1.96%	8.77%	2.84%	–1.40%	–1.32%
After sales charge	3.57	42.62	3.61	3.86	0.76	2.51	0.83	–7.07	–6.99
Class B (12/23/08)
Before CDSC	3.54	42.30	3.59	6.06	1.18	6.36	2.08	–2.18	–1.76
After CDSC	3.54	42.30	3.59	4.28	0.84	3.36	1.11	–6.94	–6.54
Class C (12/23/08)
Before CDSC	3.40	40.45	3.46	6.15	1.20	6.43	2.10	–2.12	–1.61
After CDSC	3.40	40.45	3.46	6.15	1.20	6.43	2.10	–3.07	–2.56
Class M (12/23/08)
Before sales charge	3.62	43.49	3.68	7.52	1.46	7.22	2.35	–1.83	–1.58
After sales charge	3.26	38.47	3.31	3.76	0.74	3.47	1.14	–5.27	–5.02
Class P (8/31/16)
Net asset value	4.45	55.47	4.51	12.04	2.30	10.01	3.23	–0.97	–1.06
Class R (12/23/08)
Net asset value	3.88	47.21	3.94	8.82	1.70	7.95	2.58	–1.61	–1.44
Class R6 (7/2/12)
Net asset value	4.47	55.74	4.53	12.05	2.30	9.88	3.19	–1.10	–1.19
Class Y (12/23/08)
Net asset value	4.41	54.87	4.47	11.61	2.22	9.58	3.10	–1.16	–1.16

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Multi-Asset Absolute Return Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/18*†	1.01%	1.76%	1.76%	1.51%	0.62%	1.26%	0.66%	0.76%
Total annual operating
expenses for the fiscal year
ended 10/31/18†	1.04%	1.79%	1.79%	1.54%	0.65%	1 29%	0.69%	0.79%
Annualized expense ratio
for the six-month period
ended 4/30/19‡	0.88%	1.63%	1.63%	1.38%	0.48%	1.13%	0.52%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.04%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/20.

† Restated to reflect current fees.

‡ Includes a decrease of 0.30% from annualizing the performance fee adjustment for the six months ended 4/30/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/18 to 4/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.41	$8.16	$8.16	$6.92	$2.41	$5.67	$2.61	$3.16
Ending value (after expenses)	$1,023.30	$1,019.90	$1,019.80	$1,021.50	$1,024.90	$1,022.70	$1,025.30	$1,024.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Multi-Asset Absolute Return Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/19, use the following calculation method. To find the value of your investment on 11/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.41	$8.15	$8.15	$6.90	$2.41	$5.66	$2.61	$3.16
Ending value (after expenses)	$1,020.43	$1,016.71	$1,016.71	$1,017.95	$1,022.41	$1,019.19	$1,022.22	$1,021.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Asset Absolute Return Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our non-directional strategies may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

14 Multi-Asset Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Multi-Asset Absolute Return Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Multi-Asset Absolute Return Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Asset Absolute Return Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Multi-Asset Absolute Return Fund

The fund’s portfolio 4/30/19 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (26.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 4/20/49 ##	$100,000	104,427
4.50%, TBA, 5/1/49	15,000,000	15,555,468
4.00%, TBA, 5/1/49	5,000,000	5,148,438
		20,808,333
U.S. Government Agency Mortgage Obligations (25.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	558,700	571,416
3.00%, 3/1/43	484,272	482,069
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 5/1/49	3,000,000	3,202,969
5.50%, 1/1/38	1,273,000	1,388,609
4.50%, TBA, 5/1/49	10,000,000	10,403,906
4.00%, TBA, 6/1/49	49,000,000	50,249,882
4.00%, TBA, 5/1/49	49,000,000	50,282,423
3.50%, 6/1/56	2,357,883	2,390,549
3.50%, TBA, 6/1/49	79,000,000	79,654,215
3.50%, TBA, 5/1/49	79,000,000	79,709,768
3.50% 1/1/49 ##	1,999,801	1,996,442
3.50%, with due dates from 6/1/42 to 7/1/43	1,009,142	1,028,201
3.00%, TBA, 5/1/49	23,000,000	22,728,671
3.00%, 2/1/43	1,092,017	1,086,880
		305,176,000
Total U.S. government and agency mortgage obligations (cost $326,147,710)		$325,984,333

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Bonds 2.50%, 2/15/46 [i]	$158,000	$146,141
U.S. Treasury Notes
2.00%, 9/30/20 [i]	266,000	265,202
1.875%, 2/28/22 [i]	308,000	305,866
1.75%, 9/30/19 [i]	142,000	141,791
1.625%, 2/15/26 [i]	142,000	135,655
1.50%, 11/30/19 [i]	140,000	140,112
Total U.S. treasury obligations (cost $1,134,767)		$1,134,767

COMMON STOCKS (25.5%)*	Shares	Value
Basic materials (2.2%)
Anhui Conch Cement Co., Ltd. (China)	844,500	$5,140,681
Astral Foods, Ltd. (South Africa)	34,888	443,586
Catcher Technology Co., Ltd. (Taiwan)	466,000	3,687,616
China Oriental Group Co., Ltd. (China)	1,672,000	1,023,779
Evraz PLC (Russia)	521,819	4,277,316
Formosa Chemicals & Fibre Corp. (Taiwan)	440,000	1,580,729
Formosa Plastics Corp. (Taiwan)	173,000	627,103
Kumba Iron Ore, Ltd. (South Africa)	71,025	2,131,917
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	1,071,000	2,333,032

Multi-Asset Absolute Return Fund 19

COMMON STOCKS (25.5%)* cont.	Shares	Value
Basic materials cont.
PTT Global Chemical PCL (Thailand)	1,981,400	$4,266,915
Tekfen Holding AS (Turkey)	204,882	915,482
		26,428,156
Capital goods (0.8%)
China Railway Group, Ltd. (China)	2,899,000	2,285,144
Daelim Industrial Co., Ltd. (South Korea)	33,839	2,804,983
Weichai Power Co., Ltd. Class H (China)	2,722,000	4,452,092
		9,542,219
Communication services (1.5%)
China Mobile, Ltd. (China)	879,500	8,372,321
KT Corp. (South Korea)	24,609	576,172
LG Uplus Corp. (South Korea)	311,782	3,816,349
SK Telecom Co., Ltd. (South Korea)	20,035	4,244,545
Telkom SA SOC, Ltd. (South Africa)	273,610	1,621,544
		18,630,931
Consumer cyclicals (3.0%)
Astro Malaysia Holdings Bhd (Malaysia)	366,900	128,689
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	52,200	282,227
Dongfeng Motor Group Co., Ltd. (China)	1,776,000	1,719,807
El Puerto de Liverpool SAB de CV Class C1 (Mexico)	250,907	1,623,148
Ford Otomotiv Sanayi AS (Turkey)	96,646	853,557
Geely Automobile Holdings, Ltd. (China)	968,000	1,947,090
Genting Bhd (Malaysia)	815,600	1,389,081
Guangzhou Automobile Group Co., Ltd. Class H (China)	3,756,000	4,027,348
Haier Electronics Group Co., Ltd. (China)	335,000	959,168
Home Product Center PCL (Thailand)	3,684,000	1,811,709
Kia Motors Corp. (South Korea)	86,210	3,340,002
Lojas Renner SA (Brazil)	17,400	208,031
Mr Price Group, Ltd. (South Africa)	192,536	2,920,186
Pou Chen Corp. (Taiwan)	340,000	413,094
President Chain Store Corp. (Taiwan)	249,000	2,320,873
Qualicorp SA (Brazil)	460,500	2,019,994
Shinsegae International, Inc. (South Korea)	4,837	1,298,934
Sinotruk Hong Kong, Ltd. (China)	915,000	1,982,131
Wal-Mart de Mexico SAB de CV (Mexico)	1,983,459	5,827,625
Zhongsheng Group Holdings, Ltd. (China)	646,500	1,698,255
		36,770,949
Consumer staples (1.4%)
Cia Cervecerias Unidas SA ADR (Chile)	77,105	2,123,472
Estacio Participacoes SA (Brazil)	39,400	273,110
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	4,077,000	1,001,333
Hindustan Unilever, Ltd. (India)	121,605	3,073,514
Indofood Sukses Makmur Tbk PT (Indonesia)	1,739,900	848,554
LG Corp. (South Korea)	11,281	705,018
Sao Martinho SA (Brazil)	98,400	479,064
Smiles Fidelidade SA (Brazil)	178,500	2,230,624
TCI Co., Ltd. (Taiwan)	38,000	567,519
Uni-President Enterprises Corp. (Taiwan)	1,435,000	3,414,966

20 Multi-Asset Absolute Return Fund

COMMON STOCKS (25.5%)* cont.	Shares	Value
Consumer staples cont.
United Tractors Tbk PT (Indonesia)	312,200	$595,348
Want Want China Holdings, Ltd. (China)	2,830,000	2,239,725
		17,552,247
Energy (1.5%)
CHC Group, LLC (acquired 3/23/17, cost $27,318) (Units) ∆∆	1,884	188
China Petroleum & Chemical Corp. (Sinopec) (China)	6,730,000	5,159,547
Ecopetrol SA ADR (Colombia) S	213,603	3,949,519
Hindustan Petroleum Corp., Ltd. (India)	342,376	1,434,762
Jastrzebska Spolka Weglowa SA (Poland) †	49,397	751,246
Oil & Natural Gas Corp., Ltd. (India)	178,398	434,060
PTT PCL (Foreign depositary shares) (Thailand)	3,537,500	5,401,821
Surgutneftegas OJSC (Russia)	2,271,451	1,377,590
		18,508,733
Financials (5.9%)
Banco de Chile ADR (Chile) S	32,141	944,945
Banco do Brasil SA (Brazil)	447,800	5,673,588
Banco Santander (Brasil) S.A. (Units) (Brazil)	347,800	3,992,369
Banco Santander Chile ADR (Chile)	58,883	1,648,724
Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand Class B (Mexico)	1,429,104	2,399,461
Bank of China, Ltd. (China)	2,678,000	1,274,891
Bank of Communications Co., Ltd. (China)	4,620,000	3,887,874
Capitec Bank Holdings, Ltd. (South Africa)	18,805	1,757,568
China Construction Bank Corp. Class H (China)	560,000	493,912
Country Garden Holdings co., Ltd. (China)	2,218,000	3,580,522
FirstRand, Ltd. (South Africa)	582,841	2,766,659
Fosun International, Ltd. (China)	1,531,000	2,376,394
Grupo Financiero Banorte SAB de CV (Mexico)	311,519	1,973,845
Guangzhou R&F Properties Co., Ltd. (China)	1,234,800	2,455,630
Industrial & Commercial Bank of China, Ltd. (China)	10,287,000	7,728,083
Industrial Bank of Korea (South Korea)	158,668	1,922,071
IRB Brasil Resseguros SA (Brazil)	162,700	3,896,236
Itau Unibanco Holding SA (Preference) (Brazil)	473,100	4,081,756
Itausa — Investimentos Itau SA (Preference) (Brazil)	137,260	416,915
Korea Investment Holdings Co., Ltd. (South Korea)	6,291	368,508
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	747,000	9,000,727
RHB Bank Bhd (Malaysia)	1,193,600	1,720,674
Sberbank of Russia PJSC ADR (Russia)	238,658	3,430,902
Shinhan Financial Group Co., Ltd. (South Korea)	43,783	1,653,198
Yuanta Financial Holding Co., Ltd. (Taiwan)	4,240,000	2,453,921
		71,899,373
Health care (0.6%)
Advanz Pharma Corp. (Canada) †	8,181	146,194
Aurobindo Pharma, Ltd. (India)	179,464	2,113,691
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	426,000	2,208,783
Hypermarcas SA (Brazil)	336,358	2,408,746
		6,877,414

Multi-Asset Absolute Return Fund 21

COMMON STOCKS (25.5%)* cont.	Shares	Value
Technology (7.4%)
Alibaba Group Holding, Ltd. ADR (China) † S	50,756	$9,418,791
Avaya Holdings Corp.	75,496	1,440,464
HannStar Display Corp. (Taiwan)	2,293,000	593,236
HCL Technologies, Ltd. (India)	319,567	5,436,185
Infosys, Ltd. (India)	218,186	2,346,452
Innolux Corp. (Taiwan)	367,000	117,587
Naspers, Ltd. Class N (South Africa)	6,431	1,642,682
Radiant Opto-Electronics Corp. (Taiwan)	1,002,000	3,367,158
Samsung Electronics Co., Ltd. (South Korea)	442,158	17,325,056
Samsung SDS Co., Ltd. (South Korea)	11,406	2,117,835
SK Hynix, Inc. (South Korea)	102,819	6,936,278
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	174,995	7,668,281
Tata Consultancy Services, Ltd. (India)	209,012	6,793,243
Tech Mahindra, Ltd. (India) †	416,129	5,013,873
Tencent Holdings, Ltd. (China)	247,000	12,237,060
Tianneng Power International, Ltd. (China)	874,000	820,069
Tripod Technology Corp. (Taiwan)	395,000	1,264,394
Wipro, Ltd. (India)	434,788	1,869,562
Xhen Ding Technology Holding, Ltd. (Taiwan)	819,000	2,930,581
		89,338,787
Transportation (0.3%)
AirAsia Bhd (Malaysia)	2,042,700	1,348,722
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	297,790	1,833,919
		3,182,641
Utilities and power (0.9%)
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	322,400	3,864,426
Enel Americas SA ADR (Chile)	167,427	1,463,312
GAIL India, Ltd. (India)	393,480	2,018,639
Glow Energy PCL (Thailand)	327,300	938,072
Inter RAO UES PJSC (Russia)	31,227,061	1,895,545
Manila Electric Co. (Philippines)	111,910	826,910
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	18,452
		11,025,356
Total common stocks (cost $279,689,723)		$309,756,806

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)*	amount	Value
Agency collateralized mortgage obligations (6.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
10.626%, 6/15/34	$184,980	$210,988
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,353,198	261,906
IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%),
4.027%, 10/15/40	2,675,005	441,700
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	8,410,897	1,492,934
Ser. 4530, Class HI, IO, 4.00%, 11/15/45	5,211,873	939,294
Ser. 4389, Class IA, IO, 4.00%, 9/15/44	5,244,369	971,462
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	4,171,158	521,457
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	3,012,069	394,101
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	1,809,200	206,710

22 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3996, Class IK, IO, 4.00%, 3/15/39	$1,564,890	$79,441
IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.577%, 8/15/38	5,163,428	319,819
IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
3.527%, 5/15/41	1,821,696	1,766,089
Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,118,347	210,988
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	2,206,527	324,955
Ser. 4663, Class KI, IO, 3.50%, 11/15/42	2,342,403	204,773
Ser. 4136, Class IW, IO, 3.50%, 10/15/42	3,394,696	419,100
Ser. 4097, Class PI, IO, 3.50%, 11/15/40	3,637,568	380,828
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	3,229,386	367,343
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	6,274,216	564,178
Ser. 4134, Class PI, IO, 3.00%, 11/15/42	4,940,994	537,531
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,313,277	178,585
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	4,561,336	373,941
FRB Ser. 8, Class A9, IO, 0.424%, 11/15/28 W	193,773	2,674
FRB Ser. 59, Class 1AX, IO, 0.28%, 10/25/43 W	589,913	5,781
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	941,052	6,776
Ser. 315, PO, zero %, 9/15/43	1,984,748	1,622,979
Ser. 3206, Class EO, PO, zero %, 8/15/36	14,816	12,862
Ser. 3175, Class MO, PO, zero %, 6/15/36	14,479	12,290
Federal National Mortgage Association
IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%),
15.117%, 5/25/35	53,204	67,833
IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR) + 23.10%),
14.432%, 11/25/35	65,361	83,813
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
7.947%, 5/25/40	761,964	876,259
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.477%, 7/25/25	215,091	236,515
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 7.027%, 2/25/25	144,074	154,744
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.477%, 5/25/25	193,957	206,423
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	4,020,165	954,008
Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	3,669,827	752,233
Ser. 15-28, IO, 5.50%, 5/25/45	5,771,500	1,214,266
Ser. 397, Class 2, IO, 5.00%, 9/25/39	33,045	6,863
Ser. 17-113, IO, 5.00%, 1/25/38	1,241,629	180,202
Ser. 12-104, Class QI, IO, 4.50%, 5/25/42	1,691,762	304,758
Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	4,571,442	751,271
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	1,973,320	350,422
Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	4,894,194	836,375
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	4,786,283	861,383
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	3,675,981	460,444
IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.623%, 2/25/47	9,395,697	1,478,413
Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	2,505,432	321,286
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,156,339	199,491

Multi-Asset Absolute Return Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	$2,502,761	$216,796
Ser. 14-10, IO, 3.50%, 8/25/42	2,410,020	408,980
Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	2,275,101	180,945
Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	3,237,164	433,514
IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%),
3.273%, 10/25/47	11,682,615	1,356,424
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,743,813	262,734
Ser. 6, Class BI, IO, 3.00%, 12/25/42	3,607,496	196,544
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,910,032	176,691
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	3,712,004	165,444
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	4,941,362	266,064
Ser. 98-W5, Class X, IO, 0.876%, 7/25/28 W	352,704	10,158
Ser. 98-W2, Class X, IO, 0.497%, 6/25/28 W	1,263,386	41,060
Ser. 08-36, Class OV, PO, zero %, 1/25/36	9,463	8,258
Government National Mortgage Association
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	957,851	223,898
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	5,106,684	1,029,303
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,618,260	572,587
Ser. 14-76, IO, 5.00%, 5/20/44	2,939,207	618,281
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	2,505,736	485,500
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	5,185,595	1,217,970
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,051,454	229,848
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	49,032	3,388
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	729,967	158,392
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,126,176	248,108
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,658,881	799,100
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,813,309	615,074
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	1,018,825	212,052
Ser. 16-49, IO, 4.50%, 11/16/45	2,867,036	612,864
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	5,220,110	1,072,696
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	5,670,857	675,513
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	2,106,583	451,441
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	587,796	79,235
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,786,614	360,378
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	855,367	173,545
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,389,715	283,268
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,017,676	200,686
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	480,526	108,623
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	1,832,532	140,812
IFB Ser. 11-81, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.71%),
4.228%, 11/16/36	354,600	12,631
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	3,278,620	524,186
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,618,771	221,232
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	2,163,670	332,664
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	4,715,738	950,221
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	3,476,076	632,215
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	974,867	133,351
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,417,803	235,219

24 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	$550,479	$82,572
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,819,995	342,474
Ser. 14-104, IO, 4.00%, 3/20/42	4,856,565	765,880
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,854,565	277,352
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	3,126,209	442,988
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	705,583	20,755
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	3,855,885	234,796
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
3.769%, 7/20/48	5,700,356	826,552
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.669%, 9/20/43	740,439	119,833
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.623%, 7/16/43	847,717	129,641
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.569%, 2/20/41	1,649,837	254,319
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
3.519%, 11/20/39	2,483,742	177,190
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	3,906,305	591,688
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	2,066,793	257,109
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,699,227	189,289
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,730,667	374,511
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,895,919	300,086
Ser. 12-145, IO, 3.50%, 12/20/42	1,815,862	356,787
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	903,292	140,543
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	1,223,555	109,814
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,456,791	164,763
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,820,395	295,041
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	2,296,861	214,665
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	2,372,603	159,047
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	2,200,446	68,170
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	5,091,496	561,931
Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,582,422	152,850
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	3,156,124	351,119
Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	4,172,168	251,832
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	4,478,109	286,151
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	6,992,396	581,928
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	7,840,911	403,729
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	2,570,902	211,842
Ser. 15-H22, Class GI, IO, 2.576%, 9/20/65 W	8,726,790	1,039,361
Ser. 16-H04, Class HI, IO, 2.367%, 7/20/65 W	5,487,232	477,389
Ser. 17-H02, Class BI, IO, 2.341%, 1/20/67 W	6,623,479	788,393
Ser. 16-H23, Class NI, IO, 2.232%, 10/20/66 W	8,480,088	931,114
Ser. 17-H11, Class NI, IO, 2.19%, 5/20/67 W	13,486,802	1,479,610
FRB Ser. 16-H16, Class DI, IO, 2.142%, 6/20/66 W	5,553,017	624,714
Ser. 16-H03, Class AI, IO, 2.10%, 1/20/66 W	11,446,639	1,058,814
Ser. 16-H11, Class HI, IO, 2.093%, 1/20/66 W	5,351,445	474,941
Ser. 15-H24, Class HI, IO, 2.029%, 9/20/65 W	19,410,244	1,261,666
Ser. 15-H09, Class AI, IO, 2.021%, 4/20/65 W	10,815,560	887,958

Multi-Asset Absolute Return Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
FRB Ser. 15-H16, Class XI, IO, 1.974%, 7/20/65 W	$10,350,751	$1,037,145
Ser. 15-H15, Class JI, IO, 1.959%, 6/20/65 W	10,722,710	1,006,862
Ser. 15-H20, Class CI, IO, 1.958%, 8/20/65 W	15,306,947	1,513,949
Ser. 15-H19, Class NI, IO, 1.903%, 7/20/65 W	14,929,043	1,334,656
Ser. 15-H26, Class DI, IO, 1.891%, 10/20/65 W	6,086,180	583,859
Ser. 15-H25, Class BI, IO, 1.886%, 10/20/65 W	15,079,057	1,332,989
Ser. 16-H02, Class BI, IO, 1.873%, 11/20/65 W	14,437,704	1,271,500
Ser. 15-H25, Class EI, IO, 1.848%, 10/20/65 W	10,862,768	933,112
Ser. 16-H07, Class HI, IO, 1.842%, 2/20/66 W	7,286,155	651,666
Ser. 15-H18, Class IA, IO, 1.811%, 6/20/65 W	7,429,315	468,047
Ser. 15-H10, Class CI, IO, 1.805%, 4/20/65 W	15,576,567	1,349,055
Ser. 15-H26, Class GI, IO, 1.791%, 10/20/65 W	10,154,668	885,487
Ser. 16-H04, Class KI, IO, 1.766%, 2/20/66 W	10,819,272	797,921
Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65 W	11,457,822	979,644
Ser. 17-H14, Class DI, IO, 1.698%, 6/20/67 W	11,592,674	792,371
Ser. 15-H09, Class BI, IO, 1.688%, 3/20/65 W	15,263,363	1,143,226
Ser. 14-H21, Class AI, IO, 1.628%, 10/20/64 W	12,136,696	982,939
Ser. 15-H10, Class EI, IO, 1.617%, 4/20/65 W	13,435,813	625,679
Ser. 15-H24, Class BI, IO, 1.608%, 8/20/65 W	17,908,078	746,767
Ser. 15-H25, Class AI, IO, 1.604%, 9/20/65 W	14,465,994	1,093,629
Ser. 15-H14, Class BI, IO, 1.569%, 5/20/65 W	17,478,170	786,518
Ser. 11-H15, Class AI, IO, 1.522%, 6/20/61 W	4,636,091	231,805
Ser. 16-H08, Class GI, IO, 1.418%, 4/20/66 W	15,377,866	813,335
Ser. 11-H08, Class GI, IO, 1.259%, 3/20/61 W	9,237,178	382,419
Ser. 15-H26, Class CI, IO, 0.621%, 8/20/65 W	26,339,754	276,567
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	34,317	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	99,464	875
FRB Ser. 98-3, IO, zero %, 9/19/27 W	45,831	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	78,191	—
		81,209,609
Commercial mortgage-backed securities (2.2%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.402%, 1/15/49 W	1,304,249	1,024
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 08-1, Class C, 6.79%, 2/10/51 (In default) † W	1,107,980	279,621
FRB Ser. 04-4, Class XC, IO, 0.374%, 7/10/42 W	34,066	—
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class C, 5.687%, 11/10/42 W	721,000	327,738
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	884,000	786,760
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	806,000	807,394
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	500,210
144A FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	2,333,150	1,656,187
144A FRB Ser. 06-PW11, Class C, 5.283%, 3/11/39 (In default) † W	361,878	45,694
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.979%, 5/10/47 W	315,000	307,808
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	555,658
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	900,028

26 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.215%, 5/15/38 W	$183,801	$2,553
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.663%, 9/10/47 W	1,168,000	1,024,002
FRB Ser. 13-GC10, Class E, 4.543%, 2/10/46 W	1,600,000	1,322,349
FRB Ser. 06-GG8, Class X, IO, 1.089%, 11/10/39 W	10,542,955	135,930
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.978%, 2/15/47 W	2,751,000	2,558,364
FRB Ser. 13-C14, Class E, 4.713%, 8/15/46 W	1,491,000	1,264,401
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 07-LDPX, Class X, IO, 0.331%, 1/15/49 W	1,494,948	15
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 5.32%, 5/15/45 W	766,000	698,165
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	300,274
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	942,048
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.482%, 2/15/40 W	122,105	11
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	392,901	10
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.798%, 12/12/49 W	804,313	5,752
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.502%, 8/15/46 W	1,350,000	610,443
FRB Ser. 13-C11, Class F, 4.502%, 8/15/46 W	1,720,000	618,151
FRB Ser. 13-C10, Class D, 4.219%, 7/15/46 W	2,538,000	2,434,842
Ser. 14-C15, Class F, 4.00%, 4/15/47	387,000	322,197
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	755,104	207,397
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	3,008,000	2,843,356
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G,
5.288%, 7/15/49 W	795,000	713,140
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
5.00%, 5/10/63 W	853,000	599,301
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.478%, 11/15/48 W	1,079,563	32
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.409%, 10/15/44 W	956,000	910,370
FRB Ser. 07-C31, IO, zero %, 4/15/47 W	2,017,537	—
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.421%, 7/15/46 W	1,041,000	941,117
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	146,000	141,775
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,355,000	1,029,888
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	210,790
FRB Ser. 13-C15, Class D, 4.622%, 8/15/46 W	673,004	534,917
FRB Ser. 12-C10, Class E, 4.589%, 12/15/45 W	697,000	453,050
Ser. 13-C12, Class E, 3.50%, 3/15/48	280,000	229,635
		27,222,397

Multi-Asset Absolute Return Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (1.3%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 2.667%, 5/25/47	$287,822	$221,683
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, (1 Month US LIBOR
+ 2.93%), 5.402%, 4/25/34	217,331	237,460
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, (1 Month
US LIBOR + 6.30%), 8.777%, 7/25/25 (Bermuda)	919,000	921,220
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 2.827%, 3/25/37	824,297	708,378
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.405%, 8/25/46	453,937	422,168
FRB Ser. 05-27, Class 1A6, (1 Month US LIBOR + 0.82%),
3.297%, 8/25/35	640,261	560,228
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 3.097%, 4/25/35	364,763	324,823
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR
+ 10.00%), 12.477%, 7/25/28	1,234,999	1,595,551
Federal Home Loan Mortgage Corporation 144A Structured
Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2, (1 Month
US LIBOR + 2.65%), 5.127%, 1/25/49	135,000	139,096
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.727%, 9/25/28	2,223,069	3,174,590
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 14.227%, 8/25/28	1,132,709	1,544,681
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.177%, 4/25/28	1,468,337	1,668,078
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 8.027%, 4/25/28	118,527	131,980
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 7.477%, 7/25/25	285,574	317,922
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 7.327%, 10/25/29	290,000	325,026
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.727%, 4/25/29	56,000	61,936
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.477%, 5/25/25	72,327	77,814
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 6.127%, 9/25/29	90,000	96,899
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 6.077%, 1/25/30	310,000	320,327
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 5.277%, 2/25/30	130,000	134,225
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
2.597%, 5/25/47	230,203	178,489
MortgageIT Trust FRB Ser. 04-1, Class M2, (1 Month US LIBOR
+ 1.01%), 3.482%, 11/25/34	266,375	255,242
Residential Accredit Loans, Inc. FRB Ser. 06-QO10, Class A1,
(1 Month US LIBOR + 0.16%), 2.637%, 1/25/37	276,467	262,038
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 2.692%, 5/25/46	220,951	207,694

28 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (10.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust FRB
Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
3.327%, 5/25/47	$182,736	$152,781
Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.657%, 1/25/37	1,130,243	1,046,731
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR14,
Class 1A2, 4.195%, 12/25/35 W	744,224	746,259
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 4.81%, 3/25/36 W	259,476	257,303
		16,090,622
Total mortgage-backed securities (cost $128,066,650)		$124,522,628

INVESTMENT COMPANIES (9.5%)*	Shares	Value
Energy Select Sector SPDR Fund S	286,500	$18,940,515
Industrial Select Sector SPDR Fund S	244,900	19,104,649
Real Estate Select Sector SPDR Fund S	538,600	19,405,758
Technology Select Sector SPDR Fund S	254,700	20,047,437
Utility Select Sector SPDR Fund S	651,900	38,273,049
Total investment companies (cost $110,173,290)		$115,771,408

	Principal
COMMODITY LINKED NOTES (5.7%)*†††	amount	Value
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.17%, 2019 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$10,100,000	$14,805,810
Bank of America Corp. 144A unsub. notes 1-month LIBOR less 0.22%,
2019 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess
Return Strategy multiplied by 3)	7,700,000	10,200,313
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month USD
LIBOR less 0.15%, 2019 (Indexed to the Citi Commodities F3 vs F0 —
4x Leveraged CVIC4X30 Index multiplied by 3)	14,476,000	20,195,873
Citigroup Global Markets Holdings, Inc. 144A sr. notes 1-month USD
LIBOR less 0.18%, 2019 (Indexed to the Citi Cross-Asset Trend 10% Vol
Index multiplied by 3)	17,400,000	14,819,209
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month
LIBOR less 0.15%, 2019 (Indexed to the S&P GSCI Total Return Index
multiplied by 3)	5,065,000	4,538,235
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	1,375,000	2,091,499
UBS AG/London 144A sr. notes, 1-month LIBOR less 0.25%, 2020 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	1,900,000	2,893,137
Total commodity Linked Notes (cost $58,016,000)		$69,544,076

	Principal
CORPORATE BONDS AND NOTES (4.6%)*	amount	Value
Basic materials (0.6%)
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	$1,045,000	$1,162,563
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	2,585,000	2,656,088
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	415,000	429,919

Multi-Asset Absolute Return Fund 29

		Principal
CORPORATE BONDS AND NOTES (4.6%)* cont.		amount	Value
Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		$440,000	$448,800
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		953,000	988,738
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		1,468,000	1,493,455
			7,179,563
Capital goods (0.6%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19		505,000	515,100
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		2,500,000	2,589,011
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		2,010,000	2,221,050
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		1,144,000	1,146,860
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20		840,000	843,141
			7,315,162
Communication services (0.8%)
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)		2,500,000	2,537,500
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R		840,000	840,600
CSC Holdings, LLC 144A sr. unsec. notes 5.125%, 12/15/21		240,000	240,600
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21		4,215,000	4,225,538
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)		200,000	141,500
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		1,500,000	1,556,250
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	425,000	562,388
			10,104,376
Consumer cyclicals (0.3%)
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		$1,343,000	1,369,189
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,300,000	1,358,500
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		885,000	654,900
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		390,000	380,738
			3,763,327
Consumer staples (0.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		1,080,000	1,084,050
			1,084,050
Energy (0.5%)
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22		193,000	146,680
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22		1,413,000	1,418,299

30 Multi-Asset Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (4.6%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	$599,000	$668,364
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	496,000	533,820
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	471,000	499,260
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	355,000	362,988
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	1,064,000	1,093,260
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,809,000	379,890
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	248,000	252,441
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	405,000	365,335
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	393,000	408,720
		6,129,057
Financials (0.6%)
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	1,880,000	1,931,700
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	600,000	650,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	2,015,000	2,076,014
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	963,000	913,646
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	1,800,000	1,872,000
		7,443,610
Health care (0.2%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	1,841,000	1,855,176
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	328,000	267,320
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	96,000	98,016
		2,220,512
Technology (0.3%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	1,000,000	—
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	3,315,000	3,374,040
		3,374,040
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	3,529,000	3,652,515
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	3,308,000	3,605,720
		7,258,235
Total corporate bonds and notes (cost $53,960,983)		$55,871,932

Multi-Asset Absolute Return Fund 31

	Principal
SENIOR LOANS (3.1%)*[c]	amount	Value
Capital goods (0.3%)
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 5.233%, 2/5/23	$424,149	$424,974
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.983%, 5/30/25	254,286	253,064
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.983%, 6/9/23	930,729	927,169
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.629%, 11/15/23	2,034,580	1,942,175
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.993%, 10/23/25	794,103	786,162
		4,333,544
Communication services (0.3%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.983%, 8/4/25	2,558,000	2,605,963
Asurion, LLC bank term loan FRN Ser. B4, (BBA LIBOR USD 3 Month
+ 3.00%), 5.483%, 8/4/22	735,720	737,712
		3,343,675
Consumer cyclicals (1.5%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.495%, 7/2/22	1,658,171	1,232,228
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	398,950	397,620
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 6.249%, 9/2/23	1,111,671	1,054,698
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.229%, 10/4/23	1,036,299	1,037,779
Greektown Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.233%, 4/25/24	780,825	779,849
iHeartCommunications, Inc. bank term loan FRN Ser. D, (BBA
LIBOR USD 3 Month + 2.00%), 2.00%, 1/30/20 (In default) †	1,617,000	1,196,580
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.592%, 10/16/23	3,750,003	3,737,504
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.763%, 10/25/20	2,059,752	1,902,327
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.483%, 2/22/24	978,266	976,345
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 5.233%, 8/14/24	2,653,172	2,646,539
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 9.483%, 11/28/22	2,147,813	2,083,378
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.483%, 1/27/24	757,897	757,139
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.483%, 12/27/20	60,808	60,751
Univision Communications, Inc. bank term loan FRN Ser. C5, (BBA
LIBOR USD 3 Month + 2.75%), 5.233%, 3/15/24	1,058,765	1,018,400
		18,881,137

32 Multi-Asset Absolute Return Fund

	Principal
SENIOR LOANS (3.1%)*c cont.	amount	Value
Consumer staples (0.2%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.733%, 2/14/21	$408,500	$406,202
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 6.129%, 9/7/23	2,032,105	1,578,945
		1,985,147
Energy (—%)
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.984%, 3/30/23	76,667	76,539
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.233%, 4/16/21	295,162	294,572
		371,111
Financials (0.2%)
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.483%, 3/24/25	947,901	951,455
Freedom Mortgage Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 7.233%, 2/23/22	950,000	953,563
		1,905,018
Health care (0.4%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.723%, 4/28/22	399,567	389,411
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.999%, 8/18/22	1,540,000	1,529,825
Kinetic Concepts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.285%, 2/3/24	1,606,388	1,608,797
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.733%, 6/1/25	1,195,600	1,172,061
		4,700,094
Technology (0.2%)
First Data Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.49%, 4/26/24	998,952	998,883
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.243%, 2/1/22	620,429	620,042
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.738%, 11/3/23	492,501	465,941
		2,084,866
Total senior loans (cost $39,032,261)		$37,604,592

	Expiration	Strike
WARRANTS (1.0%)* †	date	price	Warrants	Value
Bank of Shanghai Co., Ltd. 144A (China)	12/12/19	$0.00	2,573,580	$4,840,168
China Resources Sanjiu Medical &
Pharmaceutical Co., Ltd. 144A (China)	2/25/20	0.00	368,800	1,614,950
Gree Electric Appliances of Zhuhai, Inc.
144A (China)	8/29/19	0.00	585,649	4,831,725
Guangdong Kangmei Pharmaceutic 144A (China)	12/12/19	0.00	766,559	1,085,526
Seazen Holdings Co., Ltd. 144A (China)	4/17/20	0.00	24,900	146,484
Total warrants (cost $10,747,254)				$12,518,853

Multi-Asset Absolute Return Fund 33

		Principal
ASSET-BACKED SECURITIES (1.0%)*		amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.277%, 11/25/50		$2,307,000	$2,307,000
Station Place Securitization Trust 144A
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 9/24/19		4,465,000	4,465,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 7/24/19		3,787,000	3,787,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
zero %, 6/24/20		1,194,000	1,194,000
Total asset-backed securities (cost $11,753,000)			$11,753,000

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.8%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		$200,000	$140,500
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		225,000	162,000
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		535,000	364,469
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		470,000	475,288
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		275,000	180,813
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		255,000	187,106
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 48.50%, 5/31/22 (Argentina)	ARS	13,300,000	281,928
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$735,000	554,052
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		1,005,000	1,113,033
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	319,492
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		555,000	503,663
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		1,700,000	1,549,225
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	190,000	202,933
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$1,495,000	1,643,854
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		495,000	482,082
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		410,000	395,138
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		1,310,000	1,327,854
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		815,000	234,313
Total foreign government and agency bonds and notes (cost $11,212,474)			$10,117,743

34 Multi-Asset Absolute Return Fund

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	$833,400	$68,580
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	833,400	61,430
Total purchased swap options outstanding (cost $178,848)			$130,010

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.37	$30,637,741	GBP	23,495,200	$53,800
SPDR S&P 500 ETF Trust (Put)	Apr-20/255.00	31,828,841		$108,254	679,115
SPDR S&P 500 ETF Trust (Put)	Nov-19/240.00	32,640,924		111,016	218,428
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Feb-20/240.00	30,532,801		103,846	364,601
SPDR S&P 500 ETF Trust (Put)	Jan-20/230.00	30,165,570		102,597	240,168
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Mar-20/250.00	32,835,566		111,678	583,178
SPDR S&P 500 ETF Trust (Put)	Dec-19/215.00	32,608,288		110,905	143,661
Total purchased options outstanding (cost $5,502,737)					$2,282,951

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20,
(acquired 2/2/17, cost $83,667) ∆∆	$96,895	$29,069
Total convertible bonds and notes (cost $83,667)		$29,069

	Principal amount/
SHORT-TERM INVESTMENTS (46.0%)*	shares	Value
ABN AMRO Funding USA, LLC commercial paper 2.526%, 6/4/19	$4,500,000	$4,488,944
American Honda Finance Corp. commercial paper
2.491%, 6/24/19	5,993,000	5,970,248
Atlantic Asset Securitization, LLC asset backed commercial paper
2.519%, 5/28/19	6,000,000	5,988,202
Bedford Row Funding Corp. asset backed commercial paper
2.480%, 5/13/19	6,000,000	5,994,609
CHARTA, LLC asset backed commercial paper 2.545%, 5/28/19	7,000,000	6,986,472
Gotham Funding Corp. asset backed commercial paper
2.510%, 5/1/19	4,500,000	4,499,693
Interest in $407,705,000 joint tri-party repurchase agreement dated 4/30/19 with Citigroup Global Markets, Inc. due 5/1/19
— maturity value of $19,138,467 for an effective yield of 2.760%
(collateralized by various U.S. Treasury notes with coupon rates ranging from 0.050% to 2.250% and due dates ranging from
11/30/19 to 1/15/28, valued at $415,859,108)	19,137,000	19,137,000
Liberty Street Funding, LLC asset backed commercial paper
2.557%, 6/13/19	10,000,000	9,969,335
Liberty Street Funding, LLC asset backed commercial paper
2.556%, 6/4/19	4,000,000	3,990,289
Matchpoint Finance PLC asset backed commercial paper
2.557%, 6/11/19	4,250,000	4,237,178

Multi-Asset Absolute Return Fund 35

	Principal amount/
SHORT-TERM INVESTMENTS (46.0%)* cont.		shares	Value
MetLife Short Term Funding, LLC asset backed commercial paper
2.515%, 7/17/19		$7,450,000	$7,409,097
Nationwide Building Society commercial paper 2.805%, 5/10/19		2,349,000	2,347,376
Nationwide Building Society commercial paper 2.505%, 5/24/19		6,500,000	6,489,128
Nordea Bank ABP commercial paper 2.474%, 5/14/19		8,750,000	8,741,813
NRW.Bank commercial paper 2.541%, 7/11/19		8,750,000	8,706,145
Old Line Funding, LLC asset backed commercial paper
2.550%, 8/5/19		6,000,000	5,959,389
Putnam Cash Collateral Pool, LLC 2.72% [d]	Shares	100,678,825	100,678,825
Putnam Short Term Investment Fund 2.60% L	Shares	264,857,652	264,857,652
Regency Markets No. 1, LLC asset backed commercial paper
2.506%, 5/10/19		$12,000,000	11,991,786
Simon Property Group LP commercial paper 2.525%, 5/28/19		7,000,000	6,986,612
Skandinaviska Enskilda Banken AB commercial paper
2.515%, 7/15/19		5,000,000	4,973,696
Societe Generale SA commercial paper 2.514%, 5/10/19		1,150,000	1,149,230
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.37% P	Shares	4,830,000	4,830,000
Total Capital Canada, Ltd. commercial paper 2.526%, 7/10/19		$8,750,000	8,706,392
U.S. Treasury Bills 2.547%, 6/13/19 # ∆ §		17,243,001	17,193,772
U.S. Treasury Bills 2.539%, 6/6/19		346,000	345,176
U.S. Treasury Bills 2.457%, 5/9/19		1,980,000	1,978,955
U.S. Treasury Bills 2.419%, 5/16/19		2,235,000	2,232,768
U.S. Treasury Bills 2.452%, 7/11/19 # ∆ §		10,498,999	10,449,817
U.S. Treasury Bills 2.434%, 5/23/19 # ∆ §		11,275,000	11,258,662
Total short-term investments (cost $558,553,728)			$558,548,261

TOTAL INVESTMENTS
Total investments (cost $1,594,253,092)			$1,635,570,429

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

36 Multi-Asset Absolute Return Fund

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,214,968,215.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $29,257, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $11,602,120 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $10,094,055 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $6,505,903 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Multi-Asset Absolute Return Fund 37

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $205,364,226 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	72.5%	Russia	0.8%
China	7.1	Thailand	0.8
South Korea	3.1	United Kingdom	0.8
Brazil	2.2	Finland	0.6
Canada	2.0	Germany	0.6
Taiwan	2.0	Malaysia	0.5
India	2.0	Other	2.8
Mexico	1.3	Total	100.0%
South Africa	0.9

FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $447,003,397) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/17/19	$4,977,940	$5,032,848	$(54,908)
	Canadian Dollar	Buy	7/17/19	3,358,761	3,345,002	13,759
	Euro	Sell	6/19/19	5,277,739	5,410,066	132,327
	Japanese Yen	Buy	5/15/19	11,623,402	11,645,132	(21,730)
	Japanese Yen	Sell	5/15/19	11,623,402	11,893,717	270,315
	Japanese Yen	Sell	8/21/19	8,211,344	8,194,405	(16,939)
	Norwegian Krone	Buy	6/19/19	224,974	227,264	(2,290)
Barclays Bank PLC
	Australian Dollar	Buy	7/17/19	5,918,935	5,981,822	(62,887)
	Canadian Dollar	Sell	7/17/19	13,836,201	13,936,706	100,505
	Euro	Sell	6/19/19	2,246,846	2,335,034	88,188

38 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $447,003,397) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC cont.
	Japanese Yen	Buy	5/15/19	$3,475,328	$3,514,525	$(39,197)
	Japanese Yen	Sell	5/15/19	3,475,328	3,572,728	97,400
	Norwegian Krone	Buy	6/19/19	6,323,432	6,386,204	(62,772)
	Swedish Krona	Buy	6/19/19	3,407,585	3,467,717	(60,132)
Citibank, N.A.
	Australian Dollar	Buy	7/17/19	8,685,352	8,782,272	(96,920)
	Canadian Dollar	Sell	7/17/19	5,394,390	5,419,031	24,641
	Euro	Sell	6/19/19	2,536,500	2,615,763	79,263
	Japanese Yen	Buy	5/15/19	12,171,879	12,183,519	(11,640)
	Japanese Yen	Sell	5/15/19	12,171,879	12,480,746	308,867
	Japanese Yen	Sell	8/21/19	8,764,080	8,737,134	(26,946)
	New Zealand Dollar	Buy	7/17/19	1,686,313	1,703,134	(16,821)
Credit Suisse International
	Australian Dollar	Buy	7/17/19	6,884,296	6,961,001	(76,705)
	Japanese Yen	Buy	5/15/19	2,422,036	2,415,276	6,760
	Japanese Yen	Sell	5/15/19	2,422,036	2,492,259	70,223
Goldman Sachs International
	Australian Dollar	Buy	7/17/19	1,684,809	1,741,345	(56,536)
	British Pound	Sell	6/19/19	773,808	787,168	13,360
	Canadian Dollar	Sell	7/17/19	471,532	473,459	1,927
	Euro	Sell	6/19/19	7,594,746	7,744,593	149,847
	Japanese Yen	Buy	5/15/19	6,835,974	6,809,501	26,473
	Japanese Yen	Sell	5/15/19	6,835,974	7,022,586	186,612
	Japanese Yen	Sell	8/21/19	6,889,056	6,862,719	(26,337)
	New Zealand Dollar	Buy	7/17/19	1,671,397	1,683,855	(12,458)
	Norwegian Krone	Buy	6/19/19	16,820,659	16,966,322	(145,663)
	Swedish Krona	Buy	6/19/19	3,321,908	3,416,485	(94,577)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/17/19	8,589,656	8,684,755	(95,099)
	British Pound	Buy	6/19/19	5,566,213	5,672,128	(105,915)
	Canadian Dollar	Sell	7/17/19	3,330,716	3,344,977	14,261
	Chinese Yuan (Offshore)	Buy	5/15/19	2,892,285	2,875,562	16,723
	Chinese Yuan (Offshore)	Sell	5/15/19	2,892,285	2,900,478	8,193
	Euro	Sell	6/19/19	6,774,885	6,989,362	214,477
	Japanese Yen	Buy	5/15/19	3,475,328	3,514,540	(39,212)
	Japanese Yen	Sell	5/15/19	3,475,328	3,547,180	71,852
	Norwegian Krone	Sell	6/19/19	3,438,152	3,463,319	25,167
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/17/19	6,634,004	6,667,152	33,148
	British Pound	Buy	6/19/19	7,522,237	7,646,737	(124,500)
	Canadian Dollar	Sell	7/17/19	9,721,867	9,758,620	36,753
	Euro	Sell	6/19/19	1,270,896	1,571,607	300,711
	Japanese Yen	Buy	5/15/19	8,776,313	8,848,638	(72,325)
	Japanese Yen	Sell	5/15/19	8,776,313	8,854,666	78,353

Multi-Asset Absolute Return Fund 39

FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $447,003,397) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	New Zealand Dollar	Buy	7/17/19	$3,365,602	$3,284,601	$81,001
	Norwegian Krone	Buy	6/19/19	9,838,123	9,940,079	(101,956)
	Swiss Franc	Sell	6/19/19	973,690	999,302	25,612
	NatWest Markets PLC
	Australian Dollar	Buy	7/17/19	13,428,466	13,572,201	(143,735)
	Canadian Dollar	Sell	7/17/19	3,501,754	3,508,689	6,935
	Euro	Sell	6/19/19	10,274,834	10,436,714	161,880
	Japanese Yen	Buy	5/15/19	5,279,305	5,263,424	15,881
	Japanese Yen	Sell	5/15/19	5,279,305	5,332,628	53,323
	Japanese Yen	Sell	8/21/19	1,119,465	1,115,117	(4,348)
	Norwegian Krone	Sell	6/19/19	3,125,989	3,145,958	19,969
	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/17/19	20,128	20,346	(218)
	British Pound	Sell	6/19/19	6,788,826	6,796,383	7,557
	Canadian Dollar	Sell	7/17/19	2,848,564	2,857,095	8,531
	Euro	Sell	6/19/19	10,399,953	10,581,111	181,158
	Japanese Yen	Buy	5/15/19	11,936,751	11,891,904	44,847
	Japanese Yen	Sell	5/15/19	11,936,751	12,219,781	283,030
	Japanese Yen	Sell	8/21/19	12,029,440	11,985,474	(43,966)
	New Zealand Dollar	Buy	7/17/19	2,809	2,874	(65)
	Norwegian Krone	Buy	6/19/19	17,280,478	17,449,425	(168,947)
	Swedish Krona	Sell	6/19/19	5,827,713	5,975,521	147,808
UBS AG
	Australian Dollar	Buy	7/17/19	10,282,657	10,391,403	(108,746)
	Euro	Sell	6/19/19	5,470,542	5,535,909	65,367
	Japanese Yen	Buy	5/15/19	3,446,200	3,447,534	(1,334)
	Japanese Yen	Sell	5/15/19	3,446,200	3,431,475	(14,725)
	WestPac Banking Corp.
	Australian Dollar	Buy	7/17/19	60,172	104,081	(43,909)
	Euro	Sell	6/19/19	1,111,542	1,133,309	21,767
	Unrealized appreciation					3,494,771
	Unrealized (depreciation)					(1,954,458)
Total						$1,540,313

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Short)	940	$138,454,010	$138,579,500	Jun-19	$(2,714,497)
S&P Mid Cap 400 Index E-Mini (Long)	1,015	200,030,110	200,300,100	Jun-19	8,033,817
U.S. Treasury Note 10 yr (Long)	3,387	418,876,641	418,876,641	Jun-19	1,958,109
Unrealized appreciation					9,991,926
Unrealized (depreciation)					(2,714,497)
Total					$7,277,429

40 Multi-Asset Absolute Return Fund

WRITTEN OPTIONS OUTSTANDING at 4/30/19 (premiums $77,468) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Call)	May-19/$300.00	$38,580,422	$131,217	$69,110
Citibank, N.A.
SPDR S&P 500 ETF Trust (Call)	May-19/304.00	38,625,113	131,369	43,352
Total				$112,462

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$1,389,000	$(54,310)	$(14,029)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	1,389,000	(54,310)	(16,376)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	1,389,000	(54,310)	(14,251)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	1,389,000	(54,310)	(16,182)
Goldman Sachs International
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(4,308)
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(5,053)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	(45,187)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	(59,447)
Unrealized appreciation				—
Unrealized (depreciation)				(174,833)
Total				$(174,833)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/19 (proceeds receivable $196,346,074) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 6/1/49	$10,000,000	6/13/19	$10,397,656
Federal National Mortgage Association, 4.50%, 5/1/49	10,000,000	5/13/19	10,403,906
Federal National Mortgage Association, 4.00%, 5/1/49	49,000,000	5/13/19	50,282,423
Federal National Mortgage Association, 3.50%, 5/1/49	79,000,000	5/13/19	79,709,768
Federal National Mortgage Association, 3.00%, 6/1/49	23,000,000	6/13/19	22,703,516
Federal National Mortgage Association, 3.00%, 5/1/49	23,000,000	5/13/19	22,728,671
Total			$196,225,940

Multi-Asset Absolute Return Fund 41

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$276,000	$35,557	$(9)	11/8/48	3 month USD-	3.312% —	$38,219
				LIBOR-BBA —	Semiannually
				Quarterly
279,452,400	1,100,484 E	1,464,236	6/19/21	2.55% —	3 month USD-	363,753
				Semiannually	LIBOR-BBA —
					Quarterly
111,399,100	959,035 E	1,417,562	6/19/24	2.50% —	3 month USD-	458,528
				Semiannually	LIBOR-BBA —
					Quarterly
95,803,400	1,330,134 E	(2,310,661)	6/19/29	3 month USD-	2.65% —	(980,525)
				LIBOR-BBA —	Semiannually
				Quarterly
8,216,600	172,565 E	(415,926)	6/19/49	3 month USD-	2.80% —	(243,361)
				LIBOR-BBA —	Semiannually
				Quarterly
24,480,000	121,494 E	220,485	6/19/29	2.55% —	3 month USD-	98,991
				Semiannually	LIBOR-BBA —
					Quarterly
78,996,000	308,084 E	(215,142)	6/19/24	2.40% —	3 month USD-	(523,227)
				Semiannually	LIBOR-BBA —
					Quarterly
159,900	2,647 E	(5)	3/28/52	2.67% —	3 month USD-	2,642
				Semiannually	LIBOR-BBA —
					Quarterly
5,331,000	70,662	(71)	3/29/29	3 month USD-	2.33973% —	(72,703)
				LIBOR-BBA —	Semiannually
				Quarterly
6,937,000	6,299	(92)	4/5/29	2.5005% —	3 month USD-	(5,904)
				Semiannually	LIBOR-BBA —
					Quarterly
4,563,000	2,254	(61)	4/8/29	2.496% —	3 month USD-	(2,045)
				Semiannually	LIBOR-BBA —
					Quarterly
4,804,000	1,667	(64)	4/10/29	3 month USD-	2.4865% —	(2,004)
				LIBOR-BBA —	Semiannually
				Quarterly
5,502,000	30,635	(73)	4/17/29	2.5535% —	3 month USD-	(30,634)
				Semiannually	LIBOR-BBA —
					Quarterly
4,863,000	25,866	(64)	4/24/29	2.551% —	3 month USD-	(25,902)
				Semiannually	LIBOR-BBA —
					Quarterly
5,075,000	12,398	(67)	4/29/29	3 month USD-	2.5185% —	12,313
				LIBOR-BBA —	Semiannually
				Quarterly
7,570,000	12,536	(100)	5/1/29	3 month USD-	2.5105% —	12,436
				LIBOR-BBA —	Semiannually
				Quarterly

42 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$4,397,000	$176	$(58)	5/2/29	2.5345% —	3 month USD-	$(234)
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	164,814,000	1,308,250 E	117,941	6/19/24	1.90% —	6 month AUD-	(1,190,309)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	9,019,000	102,376 E	13,032	6/19/29	2.25% —	6 month AUD-	(89,344)
					Semiannually	BBR-BBSW —
						Semiannually
CAD	8,815,000	47,322 E	33,985	6/19/29	2.25% —	3 month CAD-	(13,337)
					Semiannually	BA-CDOR —
						Semiannually
CAD	70,161,000	187,016 E	112,090	6/19/24	2.00% —	3 month CAD-	(74,927)
					Semiannually	BA-CDOR —
						Semiannually
CHF	18,466,000	200,925 E	(27,366)	6/19/29	6 month CHF-	0.20% —	173,559
					LIBOR-BBA —	Annually
					Semiannually
CHF	53,311,000	208,075 E	61,707	6/19/24	—	0.30% plus 6	(146,368)
						month CHF-
						LIBOR-BBA —
						Semiannually
EUR	59,000	219 E	144	6/19/24	0.12% —	6 month EUR-	(75)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	106,921,000	790,890 E	410,401	6/19/29	6 month	0.60% —	1,201,293
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
GBP	4,817,000	9,824 E	39,003	6/19/29	6 month GBP-	1.35% —	29,179
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	9,958,000	3,961 E	45,824	6/19/24	6 month GBP-	1.20% —	41,863
					LIBOR-BBA —	Semiannually
					Semiannually
NOK	85,936,000	60,781 E	(53,028)	6/19/24	1.80% —	6 month NOK-	7,752
					Annually	NIBOR-NIBR —
						Semiannually
NOK	40,740,000	47,330 E	(28,146)	6/19/29	2.00% —	6 month NOK-	19,184
					Annually	NIBOR-NIBR —
						Semiannually
NZD	65,311,000	353,288 E	19,233	6/19/24	2.00% —	3 month NZD-	(334,056)
					Semiannually	BBR-FRA —
						Quarterly
NZD	10,600,000	95,095 E	(133,219)	6/19/29	3 month NZD-	2.40% —	(38,123)
					BBR-FRA —	Semiannually
					Quarterly

Multi-Asset Absolute Return Fund 43

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	172,449,000	$72,378 E	$36,590	6/19/24	0.45% —	3 month SEK-	$(35,788)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	195,352,000	145,756 E	30,289	6/19/29	3 month SEK-	0.95% —	176,044
					STIBOR-SIDE —	Annually
					Quarterly
Total			$838,370				$(1,173,110)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$495,592,033	$518,738,774	$—	3/30/20	(3 month USD-	A basket (MLFCF15)	$22,758,034
				LIBOR-BBA plus	of common
				0.10%) — Quarterly	stocks — Quarterly *
495,595,694	520,352,650	—	3/30/20	3 month USD-	Russell 1000 Total	(23,900,335)
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
Barclays Bank PLC
2,813,129	2,811,003	—	1/12/40	4.00% (1 month	Synthetic MBX	(66)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
451,813	451,472	—	1/12/40	4.00% (1 month	Synthetic MBX	(11)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
170,622	170,493	—	1/12/40	4.00% (1 month	Synthetic MBX	(4)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,781,346	2,779,284	—	1/12/40	4.50% (1 month	Synthetic MBX	563
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
871,887	871,241	—	1/12/40	4.50% (1 month	Synthetic MBX	176
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
257,982	257,790	—	1/12/40	4.50% (1 month	Synthetic MBX	53
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,699,192	14,694,913	—	1/12/41	5.00% (1 month	Synthetic MBX	12,597
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

44 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$2,041,411	$2,039,922	$—	1/12/40	5.00% (1 month	Synthetic MBX	$867
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
952,575	953,512	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(2,398)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,889,682	15,889,682	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(26,773)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
201,787	202,446	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(2,344)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
48,154	48,428	—	1/12/39	6.00% (1 month	Synthetic TRS	825
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
139,848	140,011	—	1/12/38	6.50% (1 month	Synthetic TRS	1,774
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,007	7,015	—	1/12/38	6.50% (1 month	Synthetic TRS	89
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
457,596,210	475,538,283	—	11/26/19	(3 month USD-	A basket	17,432,701
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
479,131	477,575	—	7/5/22	1 month USD-	AAR Corp. —	1,116
				LIBOR-BBA minus	Monthly
0.35% — Monthly
1,517,197	1,586,892	—	7/5/22	1 month USD-	ACI Worldwide,	(67,728)
				LIBOR-BBA minus	Inc. — Monthly
0.35% — Monthly
6,296,694	6,351,474	—	7/5/22	1 month USD-	Advanced Micro	(47,358)
				LIBOR-BBA minus	Devices — Monthly
0.35% — Monthly
1,575,083	1,560,337	—	7/5/22	1 month USD-	Aerojet Rocketdyne	16,789
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
1,380,518	1,409,071	—	7/5/22	1 month USD-	Allscripts	(26,764)
				LIBOR-BBA minus	Healthcare
				0.35% — Monthly	Solutions, Inc. —
Monthly

Multi-Asset Absolute Return Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$5,311,429	$5,469,760	$—	7/5/22	1 month USD-	Ally Financial Inc —	$(182,742)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,395,856	1,518,504	—	7/5/22	1 month USD-	B&G Foods, Inc. —	(124,805)
				LIBOR-BBA minus	Monthly
				1.85% — Monthly
907,969	955,108	—	7/5/22	1 month USD-	Balchem	(45,962)
				LIBOR-BBA minus	Corporation —
				0.35% — Monthly	Monthly
1,241,027	1,247,166	—	7/5/22	1 month USD-	Bruker Corp —	(4,530)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
6,000,788	6,485,582	—	7/5/22	1 month USD-	Carmax, Inc —	(477,014)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,493,209	1,670,217	—	7/5/22	1 month USD-	Catalent, Inc. —	(175,073)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,064,107	5,870,725	—	7/5/22	1 month USD-	Cerner Corp. —	(800,051)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,374,625	1,378,876	—	7/5/22	1 month USD-	China Biologic	(4,170)
				LIBOR-BBA minus	Products Holdings,
				0.35% — Monthly	Inc. — Monthly
11,274,518	11,272,285	—	7/5/22	1 month USD-	Citrix Systems,	16,851
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
2,730,122	2,623,439	—	7/5/22	1 month USD-	Coty, Inc. — Monthly	109,139
				LIBOR-BBA minus
				0.35% — Monthly
1,072,300	927,917	—	7/5/22	1 month USD-	Diebold Nixdorf,	145,544
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,173,505	1,189,649	—	7/5/22	1 month USD-	Dolby Laboratories,	(14,761)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
5,974,014	6,349,971	—	7/5/22	1 month USD-	Domino’s Pizza,	(368,212)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
892,395	878,302	—	7/5/22	1 month USD-	Ebix, Inc. — Monthly	15,114
				LIBOR-BBA minus
				1.25% — Monthly
2,030,212	1,870,935	—	7/5/22	1 month USD-	Edgewell Personal	161,908
				LIBOR-BBA minus	Care — Monthly
				0.35% — Monthly
493,891	538,009	—	7/5/22	1 month USD-	GTT	(50,616)
				LIBOR-BBA minus	Communications
				0.35% — Monthly	Inc — Monthly

46 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$4,044,771	$3,959,318	$—	7/5/22	1 month USD-	Hanesbrands, Inc. —	$90,697
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,163,217	6,075,847	—	7/5/22	1 month USD-	Hasbro, Inc. —	(946,497)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
756,366	773,702	—	7/5/22	1 month USD-	Home	(16,356)
				LIBOR-BBA minus	BancShares —
				0.35% — Monthly	Monthly
1,554,297	1,748,596	—	7/5/22	1 month USD-	HubSpot, Inc. —	(192,283)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,492,084	3,424,880	—	7/5/22	1 month USD-	ICON PLC — Monthly	71,731
				LIBOR-BBA minus
				0.35% — Monthly
872,823	816,080	—	7/5/22	1 month USD-	Inogen, Inc. —	57,874
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,929,450	1,817,244	—	7/5/22	1 month USD-	Instructure Inc —	114,708
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,221,039	2,898,431	—	7/5/22	1 month USD-	Insulet Corp. —	326,784
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,316,995	2,400,426	—	7/5/22	1 month USD-	Jabil, Inc. — Monthly	(80,427)
				LIBOR-BBA minus
				0.35% — Monthly
420,168	431,090	—	7/5/22	1 month USD-	John Wiley & Sons,	(10,377)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
11,276,731	11,971,600	—	7/5/22	1 month USD-	Kellogg Co. —	(680,247)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
730,274	711,620	—	7/5/22	1 month USD-	Kulicke & Soffa	19,601
				LIBOR-BBA minus	Industries —
				0.35% — Monthly	Monthly
2,837,565	2,855,039	—	7/5/22	1 month USD-	MasTec, Inc. —	(13,795)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,502,219	1,794,875	—	7/5/22	1 month USD-	Medidata Solutions,	(290,708)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
33,172,018	33,566,660	—	9/20/19	3 month USD-	MSCI Emerging	(303,206)
				LIBOR-BBA minus	Markets TR Net
				0.27% — Quarterly	USD — Quarterly
74,604,701	75,319,382	—	3/19/20	3 month USD-	MSCI Emerging	(483,340)
				LIBOR-BBA plus	Markets TR Net
				0.11% — Quarterly	USD — Quarterly

Multi-Asset Absolute Return Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$1,028,961	$990,225	$—	7/5/22	1 month USD-	National Vision	$38,797
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
10,730,076	10,834,179	—	7/5/22	1 month USD-	Netapp Inc —	(90,191)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,087,918	1,082,530	—	7/5/22	1 month USD-	Omnicell, Inc. —	6,799
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,542,243	3,687,809	—	7/5/22	1 month USD-	Oshkosh Corp. —	(140,973)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,401,445	1,582,937	—	7/5/22	1 month USD-	Paylocity Holding	(179,675)
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
3,315,411	3,209,586	—	7/5/22	1 month USD-	PerkinElmer, Inc. —	107,780
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,276,154	1,313,662	—	7/5/22	1 month USD-	Prestige Brands	(35,853)
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
1,879,339	1,805,691	—	7/5/22	1 month USD-	PTC, Inc. — Monthly	76,085
				LIBOR-BBA minus
				0.35% — Monthly
1,299,912	1,455,533	—	7/5/22	1 month USD-	Qualys, Inc. —	(155,899)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
8,593,424	8,274,134	—	7/5/22	1 month USD-	Quintiles IMS	330,431
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
9,513,238	9,810,736	—	7/5/22	1 month USD-	Ralph Lauren	(285,164)
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
236,905,568	246,901,079	—	11/26/19	3 month USD-	Russell 1000 Total	(9,483,009)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
3,138,577	2,709,580	—	7/5/22	1 month USD-	Signet Jewelers,	435,084
				LIBOR-BBA minus	Ltd. — Monthly
				1.30% — Monthly
924,537	924,268	—	1/12/41	5.00% (1 month	Synthetic MBX	793
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
444,117	443,987	—	1/12/41	5.00% (1 month	Synthetic MBX	381
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly

48 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$11,527,698	$10,007,078	$—	7/5/22	1 month USD-	Tesla, Inc. —	$1,535,567
				LIBOR-BBA minus	Monthly
				1.30% — Monthly
6,370,542	6,561,188	—	7/5/22	1 month USD-	Textron Inc —	(182,386)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,450,115	2,468,130	—	7/5/22	1 month USD-	Timken Company —	(14,839)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,779,604	1,763,060	—	7/5/22	1 month USD-	Trex Company,	18,851
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,847,763	1,876,700	—	7/5/22	1 month USD-	Trimble, Inc. —	(26,759)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,877,096	3,835,076	—	7/5/22	1 month USD-	Triumph Group,	47,047
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
404,584	426,832	—	7/5/22	1 month USD-	Under Armour, Inc.	(21,723)
				LIBOR-BBA minus	Class C — Monthly
				0.35% — Monthly
6,380,229	6,172,178	—	7/5/22	1 month USD-	Varian Medical	216,323
				LIBOR-BBA minus	Systems, Inc. —
				0.35% — Monthly	Monthly
Credit Suisse International
639,707	639,521	—	1/12/41	5.00% (1 month	Synthetic MBX	548
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
578,478	579,963	—	1/12/45	3.50% (1 month	Synthetic TRS	6,584
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
321,280	322,330	—	1/12/43	3.50% (1 month	Synthetic TRS	3,732
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
204,520	205,188	—	1/12/43	3.50% (1 month	Synthetic TRS	2,376
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
80,548	80,811	—	1/12/43	3.50% (1 month	Synthetic TRS	936
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
15,335	15,385	—	1/12/43	3.50% (1 month	Synthetic TRS	178
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly

Multi-Asset Absolute Return Fund 49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$895,613	$897,735	$—	1/12/45	4.00% (1 month	Synthetic TRS	$10,507
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
223,516	224,046	—	1/12/45	4.00% (1 month	Synthetic TRS	2,622
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
122,207	121,918	—	1/12/41	4.00% (1 month	Synthetic TRS	852
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
12,557	12,527	—	1/12/41	4.00% (1 month	Synthetic TRS	87
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
491,081	489,921	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(3,421)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Goldman Sachs International
434,173,152	430,018,961	—	12/15/20	(1 month USD-	A basket	(3,746,486)
				LIBOR-BBA plus	(GSGLPW2L) of
				0.45%) — Monthly	common stocks —
					Monthly *
432,678,959	429,599,965	—	12/15/20	1 month USD-	A basket	2,527,112
				LIBOR-BBA minus	(GSGLPW2S) of
				0.15% — Monthly	common stocks —
					Monthly *
474,515,664	474,474,690	—	12/15/20	(1 month USD-	A basket	6,808
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
					Monthly *
447,842,075	447,055,691	—	12/15/20	1 month USD-	A basket	760,437
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
					Monthly *
47,825,896	50,179,640	—	12/15/20	(0.20%) — Monthly	Goldman Sachs	2,349,494
					Cross Asset Trend
					Series 27 Excess
					Return Strategy —
					Monthly †††
25,783,761	25,861,007	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	73,808
					Volatility of Volatility
					Carry Series 69
					Excess Return
					Strategy†

50 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$17,447,808	$17,443,880	$—	12/15/20	(0.45%) — Monthly	Goldman Sachs	$(7,418)
					Volatility Carry US
					Enhanced 3x Excess
					Return Strategy —
					Monthly ††
8,538,867	8,549,993	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	9,987
					Volatility of Volatility
					Carry Excess Return
					Strategy†
52,280,245	52,247,599	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	(43,102)
					Volatility Carry US
					Series 85 Excess
					Return Strategy —
					Monthly ††
14,408,288	14,284,366	—	12/12/19	1 month USD-	MSCI Emerging	144,393
				LIBOR-BBA plus	Markets TR Net
				0.21% — Monthly	USD — Monthly
422,527	422,404	—	1/12/41	5.00% (1 month	Synthetic MBX	362
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
55,446	55,446	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(94)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
147,824	147,824	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(249)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
309,253	309,253	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(521)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
823,206	823,206	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,387)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,127,676	1,127,676	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,901)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
480,404	479,970	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(3,331)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
419,896	421,268	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(4,878)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly

Multi-Asset Absolute Return Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$584,768	$586,154	$—	1/12/45	4.00% (1 month	Synthetic TRS	$6,860
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,085	22,033	—	1/12/41	4.00% (1 month	Synthetic TRS	154
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
401,261	403,536	—	1/12/39	6.00% (1 month	Synthetic TRS	6,874
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
291,128	292,779	—	1/12/39	6.00% (1 month	Synthetic TRS	4,987
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
155,509	156,391	—	1/12/39	6.00% (1 month	Synthetic TRS	2,664
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
845	850	—	1/12/39	6.00% (1 month	Synthetic TRS	14
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
244,717	245,003	—	1/12/38	6.50% (1 month	Synthetic TRS	3,104
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
195,158	195,386	—	1/12/38	6.50% (1 month	Synthetic TRS	2,475
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
178,075	178,283	—	1/12/38	6.50% (1 month	Synthetic TRS	2,258
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
137,381	137,542	—	1/12/38	6.50% (1 month	Synthetic TRS	1,743
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,948	5,955	—	1/12/38	6.50% (1 month	Synthetic TRS	76
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

52 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A.
$41,229,489	$40,627,239	$—	3/25/20	(1 month USD-	Energy Select	$(608,339)
				LIBOR-BBA plus	Sector SPDR —
				0.18%) — Monthly	Monthly
158,363	157,989	—	1/12/41	4.00% (1 month	Synthetic TRS	1,103
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
141,264	140,930	—	1/12/41	4.00% (1 month	Synthetic TRS	984
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
34,605	34,523	—	1/12/41	4.00% (1 month	Synthetic TRS	241
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
127,394	127,721	—	1/12/45	(3.50%) 1 month	Synthetic TRS	(1,450)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
237,334	238,784	—	1/12/44	4.00% (1 month	Synthetic TRS	3,586
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
237,334	238,784	—	1/12/44	(4.00%) 1 month	Synthetic TRS	(3,586)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
456,308	457,389	—	1/12/45	(4.00%) 1 month	Synthetic TRS	(5,353)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,247,589	1,250,546	—	1/12/45	(4.00%) 1 month	Synthetic TRS	(14,636)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
UBS AG
201,981,538	200,210,593	—	8/21/19	1 month USD-	MSCI Emerging	1,896,218
				LIBOR-BBA —	Markets TR Net
				Monthly	USD — Monthly
Upfront premium received		—		Unrealized appreciation		52,003,637
Upfront premium (paid)		—		Unrealized (depreciation)		(44,401,576)
Total		$—		Total		$7,602,061

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P 500 Index, with a delta hedge overlay.

††† Provides synthetic exposure to assets in several asset classes (equity, credit, foreign exchange and interest rates). The Strategy is calculated on an “excess return” basis and does not include any synthetic interest rate return on a notional cash amount.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

Multi-Asset Absolute Return Fund 53

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Alphabet, Inc. Class A	Communication Services	17,218	$20,643,792	3.98%
JPMorgan Chase & Co.	Financials	137,009	15,899,871	3.07%
Cisco Systems, Inc.	Information Technology	226,636	12,680,293	2.44%
Citigroup, Inc.	Financials	166,856	11,796,693	2.27%
Apple, Inc.	Information Technology	58,062	11,651,348	2.25%
Boeing Co. (The)	Industrials	30,312	11,448,535	2.21%
Amazon.com, Inc.	Consumer Discretionary	5,862	11,293,732	2.18%
Verizon Communications, Inc.	Communication Services	196,606	11,243,895	2.17%
Microsoft Corp.	Information Technology	81,215	10,606,734	2.04%
Chevron Corp.	Energy	87,513	10,506,800	2.03%
Oracle Corp.	Information Technology	187,161	10,355,641	2.00%
Home Depot, Inc. (The)	Consumer Discretionary	50,322	10,250,490	1.98%
IBM Corp.	Information Technology	70,552	9,896,398	1.91%
Starbucks Corp.	Consumer Discretionary	124,826	9,696,477	1.87%
Adobe, Inc.	Information Technology	31,023	8,973,471	1.73%
Coca-Cola Co. (The)	Consumer Staples	167,162	8,200,970	1.58%
Lowe’s Cos., Inc.	Consumer Discretionary	65,259	7,383,366	1.42%
Johnson & Johnson	Health Care	50,192	7,087,068	1.37%
Facebook, Inc. Class A	Communication Services	35,984	6,959,328	1.34%
Abbott Laboratories	Health Care	80,633	6,415,124	1.24%
Medtronic PLC	Health Care	71,511	6,350,917	1.22%
PepsiCo, Inc.	Consumer Staples	48,275	6,181,564	1.19%
Amgen, Inc.	Health Care	31,973	5,733,459	1.11%
ConocoPhillips	Energy	88,984	5,616,648	1.08%
Honeywell International, Inc.	Industrials	31,996	5,555,468	1.07%
NXP Semiconductors NV	Information Technology	51,548	5,444,458	1.05%
Merck & Co., Inc.	Health Care	68,972	5,428,803	1.05%
Lockheed Martin Corp.	Industrials	15,870	5,290,073	1.02%
Intuit, Inc.	Information Technology	20,738	5,206,394	1.00%
Xilinx, Inc.	Information Technology	40,089	4,816,233	0.93%
Automatic Data Processing, Inc.	Information Technology	28,139	4,625,717	0.89%
Morgan Stanley	Financials	94,860	4,577,013	0.88%
MetLife, Inc.	Financials	96,301	4,442,375	0.86%
Mondelez International, Inc. Class A	Consumer Staples	84,354	4,289,415	0.83%
Walmart, Inc.	Consumer Staples	41,401	4,257,628	0.82%
Delta Air Lines, Inc.	Industrials	71,562	4,171,346	0.80%
United Continental Holdings, Inc.	Industrials	45,293	4,024,742	0.78%
Walgreens Boots Alliance, Inc.	Consumer Staples	72,107	3,862,757	0.74%
Booking Holdings, Inc.	Consumer Discretionary	2,075	3,849,767	0.74%
Valero Energy Corp.	Energy	42,009	3,808,534	0.73%
Exelon Corp.	Utilities	72,010	3,668,896	0.71%
Procter & Gamble Co. (The)	Consumer Staples	33,956	3,615,589	0.70%
LyondellBasell Industries NV Class A	Materials	39,273	3,465,017	0.67%
Phillips 66	Energy	35,176	3,316,076	0.64%
AbbVie, Inc.	Health Care	41,753	3,314,789	0.64%

54 Multi-Asset Absolute Return Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Sysco Corp.	Consumer Staples	46,390	$3,264,488	0.63%
Fortinet, Inc.	Information Technology	34,812	3,252,097	0.63%
Broadcom, Inc.	Information Technology	9,993	3,181,673	0.61%
Cummins, Inc.	Industrials	18,964	3,153,583	0.61%
Ingersoll-Rand PLC	Industrials	25,516	3,128,474	0.60%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	115,135	$13,361,470	2.81%
TWDC Enterprises 18 Corp.	Communication Services	92,701	12,697,316	2.67%
Alphabet, Inc. Class A	Communication Services	9,769	11,712,913	2.46%
Honeywell International, Inc.	Industrials	56,150	9,749,390	2.05%
Microsoft Corp.	Information Technology	73,534	9,603,512	2.02%
Apple, Inc.	Information Technology	46,588	9,348,737	1.97%
Texas Instruments, Inc.	Information Technology	75,682	8,917,648	1.88%
Starbucks Corp.	Consumer Discretionary	113,887	8,846,744	1.86%
Automatic Data Processing, Inc.	Information Technology	50,763	8,344,940	1.75%
TJX Cos., Inc. (The)	Consumer Discretionary	151,303	8,303,506	1.75%
Mondelez International, Inc. Class A	Consumer Staples	162,952	8,286,128	1.74%
U.S. Bancorp	Financials	148,591	7,922,882	1.67%
Exelon Corp.	Utilities	154,402	7,866,800	1.65%
Intercontinental Exchange, Inc.	Financials	96,370	7,839,708	1.65%
American Electric Power Co., Inc.	Utilities	91,021	7,786,863	1.64%
Intuit, Inc.	Information Technology	30,687	7,704,371	1.62%
Coca-Cola Co. (The)	Consumer Staples	155,295	7,618,767	1.60%
Raytheon Co.	Industrials	42,893	7,617,388	1.60%
Exxon Mobil Corp.	Energy	89,807	7,209,688	1.52%
Cognizant Technology Solutions	Information Technology	97,124	7,086,145	1.49%
Corp. Class A
Northrop Grumman Corp.	Industrials	24,402	7,074,518	1.49%
Fidelity National Information	Information Technology	60,099	6,967,321	1.47%
Services, Inc.
AutoZone, Inc.	Consumer Discretionary	6,544	6,729,326	1.42%
Sysco Corp.	Consumer Staples	94,612	6,657,836	1.40%
Allstate Corp. (The)	Financials	65,386	6,477,127	1.36%
Amazon.com, Inc.	Consumer Discretionary	3,327	6,410,283	1.35%
Johnson & Johnson	Health Care	45,150	6,375,239	1.34%
T-Mobile US, Inc.	Communication Services	87,073	6,355,449	1.34%
Waste Management, Inc.	Industrials	58,981	6,331,028	1.33%
Omnicom Group, Inc.	Communication Services	78,274	6,264,255	1.32%
Cisco Systems, Inc.	Information Technology	107,467	6,012,783	1.26%
Annaly Capital Management, Inc.	Financials	593,644	5,989,866	1.26%
Humana, Inc.	Health Care	23,111	5,902,793	1.24%
Occidental Petroleum Corp.	Energy	99,611	5,865,073	1.23%
Comerica, Inc.	Financials	73,356	5,765,062	1.21%

Multi-Asset Absolute Return Fund 55

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Norfolk Southern Corp.	Industrials	27,722	$5,655,885	1.19%
Verizon Communications, Inc.	Communication Services	90,520	5,176,844	1.09%
Centene Corp.	Health Care	95,247	4,910,910	1.03%
VICI Properties, Inc.	Real Estate	215,066	4,903,496	1.03%
Pfizer, Inc.	Health Care	117,479	4,770,816	1.00%
Baxter International, Inc.	Health Care	62,169	4,743,471	1.00%
NXP Semiconductors NV	Information Technology	44,894	4,741,747	1.00%
Ross Stores, Inc.	Consumer Discretionary	46,406	4,532,036	0.95%
Merck & Co., Inc.	Health Care	57,086	4,493,208	0.94%
F5 Networks, Inc.	Information Technology	28,101	4,409,043	0.93%
Kinder Morgan, Inc.	Energy	221,481	4,400,837	0.93%
Cadence Design Systems, Inc.	Information Technology	60,990	4,231,519	0.89%
Garmin, Ltd.	Consumer Discretionary	49,189	4,217,466	0.89%
Juniper Networks, Inc.	Information Technology	145,275	4,034,289	0.85%
AGNC Investment Corp.	Financials	225,842	4,017,723	0.84%

A BASKET (GSGLPW2L) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Shin-Etsu Chemical Co., Ltd. (Japan)	Materials	40,625	$3,804,459	0.88%
Unilever PLC (United Kingdom)	Consumer Staples	61,675	3,744,755	0.87%
Swiss Life Holding AG (Switzerland)	Financials	7,801	3,667,840	0.85%
Hoya Corp. (Japan)	Health Care	52,242	3,665,749	0.85%
Peugeot SA (France)	Consumer Discretionary	138,781	3,633,214	0.84%
Dassault Systemes SA (France)	Information Technology	22,898	3,619,598	0.84%
Macquarie Group, Ltd. (Australia)	Financials	38,156	3,617,481	0.84%
Rio Tinto PLC (United Kingdom)	Materials	61,454	3,577,087	0.83%
Telstra Corp., Ltd. (Australia)	Communication Services	1,469,693	3,496,418	0.81%
Partners Group Holding AG	Financials	4,608	3,471,062	0.81%
(Switzerland)
BHP Billiton PLC (United Kingdom)	Materials	146,416	3,453,697	0.80%
Legal & General Group PLC (United	Financials	934,889	3,390,613	0.79%
Kingdom)
Shinhan Financial Group Co., Ltd.	Financials	88,829	3,353,476	0.78%
(South Korea)
Compagnie Generale des	Consumer Discretionary	25,842	3,334,823	0.78%
Etablissements Michelin SCA (France)
Allianz SE (Germany)	Financials	13,825	3,328,117	0.77%
Deutsche Telekom AG (Germany)	Communication Services	198,543	3,318,478	0.77%
Goodman Group (Australia)	Real Estate	356,753	3,304,485	0.77%
Sandvik AB (Sweden)	Industrials	177,320	3,276,201	0.76%
Kering SA (France)	Consumer Discretionary	5,546	3,275,732	0.76%
Ashtead Group PLC (United Kingdom)	Industrials	117,632	3,254,106	0.76%
Carnival PLC (United Kingdom)	Consumer Discretionary	61,498	3,234,922	0.75%
Fila Korea, Ltd. (South Korea)	Consumer Discretionary	45,747	3,226,933	0.75%
Deutsche Boerse AG (Germany)	Financials	23,457	3,125,676	0.73%

56 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2L) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
GlaxoSmithKline PLC	Health Care	150,790	$3,092,943	0.72%
(United Kingdom)
Boliden AB (Sweden)	Materials	104,038	3,086,063	0.72%
Persimmon PLC (United Kingdom)	Consumer Discretionary	105,847	3,085,386	0.72%
Sumitomo Mitsui Financial Group,	Financials	84,969	3,067,662	0.71%
Inc. (Japan)
IHI Corp. (Japan)	Industrials	128,944	3,052,977	0.71%
SK Hynix, Inc. (South Korea)	Information Technology	43,970	2,973,609	0.69%
CSL, Ltd. (Australia)	Health Care	21,238	2,968,239	0.69%
BAE Systems PLC (United Kingdom)	Industrials	454,967	2,930,002	0.68%
Scentre Group (Australia)	Real Estate	1,081,477	2,907,774	0.68%
Samsung Electronics Co., Ltd.	Information Technology	73,400	2,880,967	0.67%
(South Korea)
Galaxy Entertainment Group, Ltd.	Consumer Discretionary	384,937	2,877,683	0.67%
(Hong Kong)
Sumitomo Mitsui Trust Holdings, Inc.	Financials	81,964	2,843,615	0.66%
(Japan)
ACS Actividades de Construccion y	Industrials	61,541	2,822,919	0.66%
Servicios SA (Spain)
Hitachi, Ltd. (Japan)	Information Technology	84,826	2,809,637	0.65%
Delta Electronics, Inc. (Taiwan)	Information Technology	527,680	2,774,927	0.65%
Safran SA (France)	Industrials	18,973	2,762,049	0.64%
Fiat Chrysler Automobiles NV (Italy)	Consumer Discretionary	178,793	2,751,923	0.64%
Meiji Holdings Co., Ltd. (Japan)	Consumer Staples	35,023	2,751,493	0.64%
Eni SpA (Italy)	Energy	161,196	2,749,175	0.64%
Legrand SA (France)	Industrials	37,032	2,719,162	0.63%
Sumitomo Corp. (Japan)	Industrials	189,330	2,702,040	0.63%
Mizuho Financial Group, Inc. (Japan)	Financials	1,711,142	2,665,617	0.62%
Baloise Holding AG (Switzerland)	Financials	15,429	2,643,647	0.61%
Koninklijke Ahold Delhaize NV	Consumer Staples	109,535	2,634,348	0.61%
(Netherlands)
ABB, Ltd. (Switzerland)	Industrials	127,310	2,619,902	0.61%
Carlsberg A/S Class B (Denmark)	Consumer Staples	20,092	2,593,212	0.60%
Swedish Match AB (Sweden)	Consumer Staples	52,837	2,571,022	0.60%

A BASKET (GSGLPW2S) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Yaskawa Electric Corp. (Japan)	Information Technology	112,858	$4,149,521	0.97%
Intesa Sanpaolo SpA (Italy)	Financials	1,398,039	3,661,569	0.85%
Singapore Telecommunications, Ltd.	Communication Services	1,552,970	3,616,598	0.84%
(Singapore)
Atlas Copco AB Class A (Sweden)	Industrials	115,335	3,581,327	0.83%
MS&AD Insurance Group Holdings	Financials	115,585	3,567,971	0.83%
(Japan)
Compagnie Financiere Richemont SA	Consumer Discretionary	47,581	3,478,712	0.81%
(Switzerland)

Multi-Asset Absolute Return Fund 57

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Commonwealth Bank of Australia	Financials	65,701	$3,446,093	0.80%
(Australia)
Prudential PLC (United Kingdom)	Financials	152,311	3,445,020	0.80%
ThyssenKrupp AG (Germany)	Materials	243,029	3,414,061	0.79%
Daimler AG (Registered Shares)	Consumer Discretionary	50,699	3,314,777	0.77%
(Germany)
Sumitomo Metal Mining Co., Ltd.	Materials	105,906	3,308,156	0.77%
(Japan)
Chunghwa Telecom Co., Ltd. (Taiwan)	Communication Services	920,064	3,304,976	0.77%
Canon, Inc. (Japan)	Information Technology	118,635	3,290,344	0.77%
LafargeHolcim, Ltd. (Switzerland)	Materials	63,765	3,277,746	0.76%
Nissan Motor Co., Ltd. (Japan)	Consumer Discretionary	406,471	3,260,158	0.76%
AIA Group, Ltd. (Hong Kong)	Financials	317,909	3,239,714	0.75%
S-Oil Corp. (South Korea)	Energy	41,017	3,237,436	0.75%
FANUC Corp. (Japan)	Industrials	17,324	3,231,487	0.75%
Ferrovial SA (Spain)	Industrials	128,906	3,172,462	0.74%
Siemens AG (Germany)	Industrials	26,444	3,163,354	0.74%
Air Liquide SA (France)	Materials	23,774	3,158,527	0.74%
EssilorLuxottica SA (France)	Consumer Discretionary	25,971	3,158,019	0.74%
Westpac Banking Corp. (Australia)	Financials	160,724	3,112,088	0.72%
Japan Tobacco, Inc. (Japan)	Consumer Staples	134,305	3,106,345	0.72%
Sysmex Corp. (Japan)	Health Care	54,047	3,082,428	0.72%
Anheuser-Busch InBev SA/NV	Consumer Staples	34,623	3,075,416	0.72%
(Belgium)
Julius Baer Group, Ltd. (Switzerland)	Financials	63,372	3,054,790	0.71%
Royal Dutch Shell PLC Class A	Energy	95,568	3,052,371	0.71%
(United Kingdom)
Samsung Biologics Co., Ltd.	Health Care	10,462	3,045,192	0.71%
(South Korea)
Misumi Group, Inc. (Japan)	Industrials	117,741	3,042,497	0.71%
James Hardie Industries PLC (CDI)	Materials	221,860	3,010,685	0.70%
(Australia)
HSBC Holdings PLC (United Kingdom)	Financials	346,092	3,009,844	0.70%
Weir Group PLC (The) (United	Industrials	138,295	2,991,886	0.70%
Kingdom)
Nitori Holdings Co., Ltd. (Japan)	Consumer Discretionary	24,540	2,919,422	0.68%
Umicore SA (Belgium)	Materials	75,306	2,911,641	0.68%
Pernod Ricard SA (France)	Consumer Staples	16,678	2,903,707	0.68%
Amorepacific Corp. (South Korea)	Consumer Staples	16,149	2,875,407	0.67%
Danone SA (France)	Consumer Staples	35,410	2,860,405	0.67%
Assicurazioni Generali SpA (Italy)	Financials	144,909	2,809,505	0.65%
ITOCHU Corp. (Japan)	Industrials	155,812	2,797,970	0.65%
Takeda Pharmaceutical Co., Ltd.	Health Care	75,234	2,777,648	0.65%
(Japan)
Telefonica SA	Communication Services	322,959	2,689,935	0.63%
Airbus SE (France)	Industrials	19,450	2,656,709	0.62%
Credit Suisse Group AG (Switzerland)	Financials	197,789	2,639,773	0.61%

58 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Transurban Group (Units) (Australia)	Industrials	276,916	$2,619,550	0.61%
Vinci SA (France)	Industrials	25,825	2,605,370	0.61%
Daum Communications Corp.	Communication Services	25,273	2,596,173	0.60%
(South Korea)
Hargreaves Lansdown PLC	Financials	88,167	2,594,182	0.60%
(United Kingdom)
British Land Co., PLC (The)	Real Estate	333,202	2,580,212	0.60%
(United Kingdom)
Ingenico Group SA	Information Technology	30,358	2,557,139	0.60%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Cincinnati Financial Corp.	Financials	35,250	$3,390,372	0.71%
Zions Bancorporation	Financials	67,511	3,330,327	0.70%
Swiss Life Holding AG (Switzerland)	Financials	6,910	3,248,814	0.68%
Expeditors International of	Industrials	40,685	3,231,187	0.68%
Washington, Inc.
Muenchener Rueckversicherungs-	Financials	12,754	3,189,884	0.67%
Gesellschaft AG in Muenchen
(Germany)
Paychex, Inc.	Information Technology	37,766	3,184,028	0.67%
Cummins, Inc.	Industrials	19,140	3,182,796	0.67%
Expedia, Inc.	Consumer Discretionary	24,374	3,164,747	0.67%
Cisco Systems, Inc.	Information Technology	56,043	3,135,631	0.66%
AMETEK, Inc.	Industrials	35,341	3,116,023	0.66%
Royal Bank of Canada (Canada)	Financials	39,059	3,112,898	0.66%
Diageo PLC (United Kingdom)	Consumer Staples	73,041	3,079,770	0.65%
National Bank of Canada (Canada)	Financials	64,627	3,078,683	0.65%
NN Group NV (Netherlands)	Financials	70,594	3,073,711	0.65%
Rio Tinto PLC (United Kingdom)	Materials	52,710	3,068,979	0.65%
Keysight Technologies, Inc.	Information Technology	35,165	3,060,439	0.65%
Canadian Imperial Bank of	Financials	36,090	3,039,001	0.64%
Commerce (Canada)
Toronto-Dominion Bank (Canada)	Financials	53,227	3,036,202	0.64%
Exelon Corp.	Utilities	59,340	3,023,392	0.64%
Repsol SA (Spain)	Energy	175,111	2,971,607	0.63%
Xcel Energy, Inc.	Utilities	52,335	2,956,911	0.62%
Annaly Capital Management, Inc.	Financials	292,942	2,955,786	0.62%
Dexus Property Group (Australia)	Real Estate	330,760	2,914,616	0.61%
OGE Energy Corp.	Utilities	68,786	2,912,395	0.61%
Eni SpA (Italy)	Energy	170,229	2,905,550	0.61%
Pernod Ricard SA (France)	Consumer Staples	16,672	2,904,944	0.61%
Citrix Systems, Inc.	Information Technology	28,758	2,903,387	0.61%
Swisscom AG (Switzerland)	Communication Services	6,164	2,871,836	0.61%
Endesa SA (Spain)	Utilities	114,240	2,845,796	0.60%
Amgen, Inc.	Health Care	15,868	2,845,400	0.60%

Multi-Asset Absolute Return Fund 59

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Telia Company AB (Sweden)	Communication Services	667,555	$2,842,529	0.60%
Lamb Weston Holdings, Inc.	Consumer Staples	39,099	2,738,886	0.58%
L’Oreal SA (France)	Consumer Staples	9,861	2,710,955	0.57%
CH Robinson Worldwide, Inc.	Industrials	33,056	2,677,571	0.56%
M&T Bank Corp.	Financials	15,636	2,659,171	0.56%
Advanced Micro Devices, Inc.	Information Technology	95,168	2,629,483	0.55%
CIT Group, Inc.	Financials	49,321	2,627,316	0.55%
Ageas (Belgium)	Financials	49,702	2,620,026	0.55%
AGNC Investment Corp.	Financials	144,379	2,568,500	0.54%
Capital One Financial Corp.	Financials	27,009	2,507,206	0.53%
WEC Energy Group, Inc.	Utilities	31,925	2,503,851	0.53%
CGI Group, Inc. Class A (Canada)	Information Technology	34,773	2,502,908	0.53%
Enagas SA (Spain)	Energy	87,169	2,483,328	0.52%
Raytheon Co.	Industrials	13,977	2,482,233	0.52%
Eaton Corp. PLC	Industrials	29,894	2,475,794	0.52%
United Continental Holdings, Inc.	Industrials	27,772	2,467,809	0.52%
Givaudan SA	Materials	947	2,451,780	0.52%
Mizuho Financial Group, Inc. (Japan)	Financials	1,573,275	2,450,408	0.52%
Partners Group Holding AG	Financials	3,249	2,447,460	0.52%
(Switzerland)
Hershey Co. (The)	Consumer Staples	19,586	2,445,364	0.52%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
IPG Photonics Corp.	Information Technology	18,954	$3,311,899	0.74%
ABB, Ltd. (Switzerland)	Industrials	152,129	3,130,825	0.70%
Daimler AG (Registered Shares)	Consumer Discretionary	47,761	3,125,230	0.70%
(Germany)
DBS Group Holdings, Ltd. (Singapore)	Financials	148,288	3,080,027	0.69%
Gartner, Inc.	Information Technology	19,151	3,044,468	0.68%
Banco Santander SA (Spain)	Financials	601,328	3,042,780	0.68%
Prologis, Inc.	Real Estate	39,214	3,006,532	0.67%
Coca-Cola Co. (The)	Consumer Staples	60,322	2,959,385	0.66%
Weyerhaeuser Co.	Real Estate	109,989	2,947,716	0.66%
SBA Communications Corp.	Real Estate	14,426	2,938,908	0.66%
AIA Group, Ltd. (Hong Kong)	Financials	287,196	2,926,943	0.65%
Westpac Banking Corp. (Australia)	Financials	150,274	2,914,294	0.65%
Vornado Realty Trust	Real Estate	41,668	2,880,958	0.64%
Cognizant Technology Solutions	Information Technology	39,335	2,869,853	0.64%
Corp. Class A
Ingredion, Inc.	Consumer Staples	30,109	2,852,858	0.64%
Principal Financial Group, Inc.	Financials	49,849	2,849,384	0.64%
Danone SA (France)	Consumer Staples	34,939	2,824,618	0.63%
Alexandria Real Estate Equities, Inc.	Real Estate	19,777	2,816,109	0.63%
Camden Property Trust	Real Estate	27,897	2,807,864	0.63%

60 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Bunge, Ltd.	Consumer Staples	52,552	$2,754,229	0.62%
United Parcel Service, Inc. Class B	Industrials	25,621	2,721,448	0.61%
Zurich Insurance Group AG	Financials	8,499	2,709,936	0.61%
(Switzerland)
Becton Dickinson and Co. (BD)	Health Care	11,134	2,680,364	0.60%
Koninklijke KPN NV (Netherlands)	Communication Services	872,859	2,678,539	0.60%
Fortis, Inc. (Canada)	Utilities	69,949	2,585,578	0.58%
Applied Materials, Inc.	Information Technology	58,537	2,579,742	0.58%
Macerich Co. (The)	Real Estate	63,942	2,566,633	0.57%
Panasonic Corp. (Japan)	Consumer Discretionary	276,327	2,532,698	0.57%
Mitsubishi Estate Co., Ltd. (Japan)	Real Estate	147,625	2,485,489	0.56%
Mid-America Apartment	Real Estate	22,685	2,482,008	0.56%
Communities, Inc.
Prudential PLC (United Kingdom)	Financials	107,969	2,442,733	0.55%
Svenska Handelsbanken AB (Sweden)	Financials	215,898	2,356,269	0.53%
Southern Co. (The)	Utilities	44,085	2,346,200	0.52%
Telefonica SA	Communication Services	280,648	2,339,406	0.52%
Anheuser-Busch InBev SA/NV	Consumer Staples	26,297	2,337,741	0.52%
(Belgium)
FedEx Corp.	Industrials	12,334	2,336,721	0.52%
Nidec Corp. (Japan)	Industrials	16,471	2,334,009	0.52%
Worldpay, Inc. Class A	Information Technology	19,698	2,308,775	0.52%
Compagnie Financiere Richemont	Consumer Discretionary	31,378	2,294,199	0.51%
SA (Switzerland)
Essity AB Class B (Sweden)	Consumer Staples	76,137	2,259,135	0.51%
NiSource, Inc.	Utilities	81,060	2,251,844	0.50%
American Tower Corp.	Real Estate	11,456	2,237,366	0.50%
Apple, Inc.	Information Technology	11,140	2,235,523	0.50%
Credit Agricole SA (France)	Financials	162,634	2,230,872	0.50%
Commonwealth Bank of Australia	Financials	42,175	2,215,584	0.50%
(Australia)
Autodesk, Inc.	Information Technology	12,191	2,172,495	0.49%
Deere & Co.	Industrials	12,575	2,082,787	0.47%
Ventas, Inc.	Real Estate	33,717	2,060,465	0.46%
Bankia SA (Spain)	Financials	743,780	2,056,360	0.46%
GrubHub, Inc.	Consumer Discretionary	30,531	2,039,133	0.46%

Multi-Asset Absolute Return Fund 61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,580	$67,000	$7,296	5/11/63	300 bp —	$(2,683)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,498	114,000	12,415	5/11/63	300 bp —	(5,860)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,001	243,000	26,463	5/11/63	300 bp —	(11,340)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	26,163	236,000	25,700	5/11/63	300 bp —	581
Index						Monthly
CMBX NA BBB–.7	BBB–/P	8,583	1,527,000	55,277	1/17/47	300 bp —	(45,930)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BBB–.6	BBB–/P	52,811	372,000	40,511	5/11/63	300 bp —	12,487
Index						Monthly
CMBX NA BB.7	BB/P	76,095	630,000	75,915	1/17/47	500 bp —	705
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,570	26,000	2,831	5/11/63	300 bp —	(248)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,217	128,000	13,939	5/11/63	300 bp —	(658)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,612	240,000	26,136	5/11/63	300 bp —	6,596
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,158	524,000	57,064	5/11/63	300 bp —	19,356
Index						Monthly
CMBX NA BBB–.6	BBB–/P	118,735	1,113,000	121,206	5/11/63	300 bp —	(1,914)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	457,962	2,800,000	304,920	5/11/63	300 bp —	154,442
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,059,532	7,499,000	816,641	5/11/63	300 bp —	246,640
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	65,001	449,000	48,896	5/11/63	300 bp —	16,329
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,438	528,000	57,499	5/11/63	300 bp —	19,202
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,861	627,000	68,280	5/11/63	300 bp —	3,895
Index						Monthly
CMBX NA BBB–.6	BBB–/P	72,306	684,000	74,488	5/11/63	300 bp —	(1,840)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,901	1,019,000	110,969	5/11/63	300 bp —	6,441
Index						Monthly
CMBX NA BBB–.6	BBB–/P	205,534	1,623,000	176,745	5/11/63	300 bp —	29,601
Index						Monthly
CMBX NA BBB–.6	BBB–/P	327,391	3,010,000	327,789	5/11/63	300 bp —	1,107
Index						Monthly
CMBX NA BBB–.6	BBB–/P	721,671	4,500,000	490,050	5/11/63	300 bp —	233,871
Index						Monthly

62 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$1,456,026	$9,100,000	$990,990	5/11/63	300 bp —	$469,586
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,772,105	16,574,000	1,804,909	5/11/63	300 bp —	(24,517)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	41,182	521,000	18,860	1/17/47	300 bp —	22,582
Index						Monthly
CMBX NA BBB–.7	BBB–/P	753,562	10,195,000	369,059	1/17/47	300 bp —	389,600
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	12,819	162,000	17,642	5/11/63	300 bp —	(4,742)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,345	170,000	18,513	5/11/63	300 bp —	(4,082)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,423	178,000	19,384	5/11/63	300 bp —	(3,873)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,266	252,000	27,443	5/11/63	300 bp —	(6,051)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,134	292,000	31,799	5/11/63	300 bp —	481
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,005	323,000	35,175	5/11/63	300 bp —	(13,009)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,866	508,000	55,321	5/11/63	300 bp —	(11,201)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	72,333	521,000	56,737	5/11/63	300 bp —	15,858
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,650	727,000	79,170	5/11/63	300 bp —	(24,157)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,204	871,000	94,852	5/11/63	300 bp —	(51,213)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,818	1,020,000	111,078	5/11/63	300 bp —	3,250
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,818	1,020,000	111,078	5/11/63	300 bp —	3,250
Index						Monthly
CMBX NA BBB–.6	BBB–/P	90,667	1,094,000	119,137	5/11/63	300 bp —	(27,923)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	123,458	1,108,000	120,661	5/11/63	300 bp —	3,351
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,079	1,286,000	140,045	5/11/63	300 bp —	(72,323)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	217,829	2,012,000	219,107	5/11/63	300 bp —	(272)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	440,741	3,998,000	435,382	5/11/63	300 bp —	7,358
Index						Monthly
CMBX NA BBB–.7	BBB–/P	171,603	2,462,000	89,124	1/17/47	300 bp —	83,710
Index						Monthly
CMBX NA BBB–.7	BBB–/P	587,623	7,950,000	287,790	1/17/47	300 bp —	303,808
Index						Monthly

Multi-Asset Absolute Return Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA A.6	A/P	$33,978	$1,477,000	$9,896	5/11/63	200 bp —	$24,575
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,714,866	50,757,000	5,527,437	5/11/63	300 bp —	1,212,810
Index						Monthly
Merrill Lynch International
CMBX NA BB.7	BB/P	23,979	210,000	25,305	1/17/47	500 bp —	(1,151)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,680,429	14,999,000	1,633,391	5/11/63	300 bp —	54,537
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	428,255	3,096,000	337,154	5/11/63	300 bp —	92,649
Index						Monthly
CMBX NA BBB–.6	BBB–/P	84,856	592,000	64,469	5/11/63	300 bp —	20,683
Index						Monthly
Upfront premium received		18,855,539	Unrealized appreciation				3,459,341
Upfront premium (paid)		—	Unrealized (depreciation)				(314,987)
Total		$18,855,539	Total				$3,144,354

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(46,162)	$421,000	$40,837	11/17/59	(500 bp) —	$(5,676)
					Monthly
CMBX NA BB.10 Index	(21,916)	210,000	20,370	11/17/59	(500 bp) —	(1,721)
					Monthly
CMBX NA BB.11 Index	(81,623)	630,000	68,607	11/18/54	(500 bp) —	(13,541)
					Monthly
CMBX NA BB.9 Index	(88,579)	630,000	76,230	9/17/58	(500 bp) —	(12,874)
					Monthly
CMBX NA BB.9 Index	(56,458)	420,000	50,820	9/17/58	(500 bp) —	(5,988)
					Monthly
CMBX NA BB.9 Index	(54,597)	420,000	50,820	9/17/58	(500 bp) —	(4,127)
					Monthly
CMBX NA BB.9 Index	(61,772)	401,000	48,521	9/17/58	(500 bp) —	(13,585)
					Monthly

64 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(62,050)	$401,000	$48,521	9/17/58	(500 bp) —	$(13,864)
					Monthly
CMBX NA BB.9 Index	(31,154)	199,000	24,079	9/17/58	(500 bp) —	(7,241)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(51,729)	435,000	42,195	11/17/59	(500 bp) —	(9,897)
					Monthly
CMBX NA BB.10 Index	(55,104)	413,000	40,061	11/17/59	(500 bp) —	(15,387)
					Monthly
CMBX NA BB.7 Index	(157,954)	8,949,000	1,943,723	5/11/63	(500 bp) —	1,778,311
					Monthly
CMBX NA BB.9 Index	(98,329)	616,000	74,536	9/17/58	(500 bp) —	(24,307)
					Monthly
CMBX NA BB.9 Index	(32,276)	213,000	25,773	9/17/58	(500 bp) —	(6,681)
					Monthly
CMBX NA BB.9 Index	(27,872)	181,000	21,901	9/17/58	(500 bp) —	(6,122)
					Monthly
CMBX NA BB.9 Index	(16,892)	108,000	13,068	9/17/58	(500 bp) —	(3,914)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(544,539)	5,323,000	1,156,156	5/11/63	(500 bp) —	607,181
					Monthly
CMBX NA BB.7 Index	(114,252)	755,000	90,978	1/17/47	(500 bp) —	(23,904)
					Monthly
CMBX NA BB.6 Index	(4,822)	33,000	7,168	5/11/63	(500 bp) —	2,319
					Monthly
CMBX NA BB.7 Index	(296,107)	1,622,000	195,451	1/17/47	(500 bp) —	(102,007)
					Monthly
CMBX NA BB.7 Index	(43,113)	255,000	30,728	1/17/47	(500 bp) —	(12,598)
					Monthly
CMBX NA BB.7 Index	(19,899)	98,000	11,809	1/17/47	(500 bp) —	(8,172)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(30,448)	210,000	45,612	5/11/63	(500 bp) —	14,989
					Monthly
CMBX NA BB.6 Index	(22,469)	169,000	36,707	5/11/63	(500 bp) —	14,097
					Monthly
CMBX NA BB.6 Index	(15,102)	105,000	22,806	5/11/63	(500 bp) —	7,617
					Monthly
CMBX NA BB.7 Index	(466,967)	3,690,000	444,645	1/17/47	(500 bp) —	(25,397)
					Monthly
CMBX NA BBB–.7 Index	(430,813)	11,354,000	411,015	1/17/47	(300 bp) —	(25,475)
					Monthly

Multi-Asset Absolute Return Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA A.6 Index	$(2,420)	$520,000	$3,484	5/11/63	(200 bp) —	$890
					Monthly
CMBX NA BB.10 Index	(22,132)	210,000	20,370	11/17/59	(500 bp) —	(1,937)
					Monthly
CMBX NA BB.10 Index	(24,963)	210,000	20,370	11/17/59	(500 bp) —	(4,768)
					Monthly
CMBX NA BB.9 Index	(87,432)	559,000	67,639	9/17/58	(500 bp) —	(20,259)
					Monthly
CMBX NA BB.9 Index	(27,491)	210,000	25,410	9/17/58	(500 bp) —	(2,256)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(315,451)	3,096,000	112,075	1/17/47	(300 bp) —	(204,924)
					Monthly
CMBX NA BB.10 Index	(22,024)	210,000	20,370	11/17/59	(500 bp) —	(1,829)
					Monthly
CMBX NA BB.7 Index	(67,176)	359,000	43,260	1/17/47	(500 bp) —	(24,216)
					Monthly
Upfront premium received	—	Unrealized appreciation				2,425,404
Upfront premium (paid)	(3,502,087)	Unrealized (depreciation)				(602,667)
Total	$(3,502,087)	Total				$1,822,737

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 4/30/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32	B+/P	$(8,163,557)	$135,605,000	$10,351,272	6/20/24	500 bp —	$2,828,071
Index						Quarterly
Total		$(8,163,557)					$2,828,071

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

66 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 4/30/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32 Index	$7,933,010	$132,928,000	$10,146,926	6/20/24	(500 bp) —	$(2,841,631)
					Quarterly
Total	$7,933,010					$(2,841,631)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$ —	$26,428,156	$ —
Capital goods	—	9,542,219	—
Communication services	—	18,630,931	—
Consumer cyclicals	9,961,025	26,809,924	—
Consumer staples	5,106,270	12,445,977	—
Energy	5,327,109	13,181,624	—
Financials	25,027,839	46,871,534	—
Health care	2,554,940	4,322,474	—
Technology	18,527,536	70,811,251	—
Transportation	1,833,919	1,348,722	—
Utilities and power	7,223,283	3,802,073	—
Total common stocks	75,561,921	234,194,885	—

Asset-backed securities	—	11,753,000	—
Commodity linked notes	—	69,544,076	—
Convertible bonds and notes	—	29,069	—
Corporate bonds and notes	—	55,871,932	—
Foreign government and agency bonds and notes	—	10,117,743	—
Investment companies	115,771,408	—	—
Mortgage-backed securities	—	124,522,628	—
Purchased options outstanding	—	2,282,951	—
Purchased swap options outstanding	—	130,010	—
Senior loans	—	37,604,592	—
U.S. government and agency mortgage obligations	—	325,984,333	—
U.S. treasury obligations	—	1,134,767	—
Warrants	—	12,518,853	—
Short-term investments	269,687,652	288,860,609	—
Totals by level	$461,020,981	$1,174,549,448	$ —

Multi-Asset Absolute Return Fund 67

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$ —	$1,540,313	$ —
Futures contracts	7,277,429	—	—
Written options outstanding	—	(112,462)	—
Forward premium swap option contracts	—	(174,833)	—
TBA sale commitments	—	(196,225,940)	—
Interest rate swap contracts	—	(2,011,480)	—
Total return swap contracts	—	7,602,061	—
Credit default contracts	—	(10,169,374)	—
Totals by level	$7,277,429	$(199,551,715)	$ —

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

68 Multi-Asset Absolute Return Fund

Statement of assets and liabilities 4/30/19 (Unaudited)

ASSETS
Investment in securities, at value, including $99,111,838 of securities on loan (Notes 1 and 10):
Unaffiliated issuers (identified cost $1,228,716,615)	$1,270,033,952
Affiliated issuers (identified cost $365,536,477) (Notes 1 and 5)	365,536,477
Cash	143,005
Foreign currency (cost $1,798,325) (Note 1)	1,781,908
Dividends, interest and other receivables	1,832,637
Foreign tax reclaim	356,550
Receivable for shares of the fund sold	1,115,614
Receivable for investments sold	17,750,993
Receivable for sales of TBA securities (Note 1)	159,026,059
Receivable for variation margin on futures contracts (Note 1)	793,828
Receivable for variation margin on centrally cleared swap contracts (Note 1)	414,591
Unrealized appreciation on forward currency contracts (Note 1)	3,494,771
Unrealized appreciation on OTC swap contracts (Note 1)	57,888,382
Premium paid on OTC swap contracts (Note 1)	3,502,087
Prepaid assets	67,611
Total assets	1,883,738,465

LIABILITIES
Payable for investments purchased	1,140,013
Payable for purchases of delayed delivery securities (Note 1)	14,075,527
Payable for purchases of TBA securities (Note 1)	279,866,740
Payable for shares of the fund repurchased	1,483,104
Payable for compensation of Manager (Note 2)	290,481
Payable for custodian fees (Note 2)	243,765
Payable for investor servicing fees (Note 2)	209,868
Payable for Trustee compensation and expenses (Note 2)	259,196
Payable for administrative services (Note 2)	5,091
Payable for distribution fees (Note 2)	222,157
Payable for variation margin on futures contracts (Note 1)	618,450
Payable for variation margin on centrally cleared swap contracts (Note 1)	826,162
Unrealized depreciation on OTC swap contracts (Note 1)	45,319,230
Premium received on OTC swap contracts (Note 1)	18,855,539
Unrealized depreciation on forward currency contracts (Note 1)	1,954,458
Unrealized depreciation on forward premium swap option contracts (Note 1)	174,833
Written options outstanding, at value (premiums $77,468) (Note 1)	112,462
TBA sale commitments, at value (proceeds receivable $196,346,074) (Note 1)	196,225,940
Collateral on securities loaned, at value (Note 1)	100,678,825
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 10)	5,964,767
Other accrued expenses	243,642
Total liabilities	668,770,250

Net assets	1,214,968,215

(Continued on next page)

Multi-Asset Absolute Return Fund 69

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$1,272,187,034
Total distributable earnings (Note 1)	(57,218,819)
Total — Representing net assets applicable to capital shares outstanding	$1,214,968,215

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($302,899,155 divided by 26,892,297 shares)	$11.26
Offering price per class A share (100/94.25 of $11.26)*	$11.95
Net asset value and offering price per class B share ($20,826,258 divided by 1,899,848 shares)**	$10.96
Net asset value and offering price per class C share ($163,426,199 divided by 14,961,977 shares)**	$10.92
Net asset value and redemption price per class M share ($7,315,916 divided by 664,159 shares)	$11.02
Offering price per class M share (100/96.50 of $11.02)*	$11.42
Net asset value, offering price and redemption price per class P share
($237,454,056 divided by 20,988,202 shares)	$11.31
Net asset value, offering price and redemption price per class R share
($4,206,690 divided by 379,365 shares)	$11.09
Net asset value, offering price and redemption price per class R6 share
($13,905,540 divided by 1,224,976 shares)	$11.35
Net asset value, offering price and redemption price per class Y share
($464,934,401 divided by 41,124,526 shares)	$11.31

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

70 Multi-Asset Absolute Return Fund

Statement of operations Six months ended 4/30/19 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $3,665,693 from investments in affiliated issuers) (Note 5)	$14,377,738
Dividends (net of foreign tax of $492,895)	5,318,441
Securities lending (net of expenses) (Notes 1 and 5)	87,996
Total investment income	19,784,175

EXPENSES
Compensation of Manager (Note 2)	2,715,361
Investor servicing fees (Note 2)	862,002
Custodian fees (Note 2)	155,550
Trustee compensation and expenses (Note 2)	31,301
Distribution fees (Note 2)	1,435,472
Administrative services (Note 2)	24,016
Other	313,051
Fees waived and reimbursed by Manager (Note 2)	(209,109)
Total expenses	5,327,644
Expense reduction (Note 2)	(66,100)
Net expenses	5,261,544

Net investment income	14,522,631

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(18,200,401)
Foreign currency transactions (Note 1)	(185,795)
Forward currency contracts (Note 1)	(198,580)
Futures contracts (Note 1)	(11,717,956)
Swap contracts (Note 1)	28,244,510
Written options (Note 1)	(193,333)
Total net realized loss	(2,251,555)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	51,526,413
Assets and liabilities in foreign currencies	(27,431)
Forward currency contracts	248,848
Futures contracts	31,627,746
Swap contracts	(72,425,238)
Written options	200,433
Total change in net unrealized appreciation	11,150,771

Net gain on investments	8,899,216

Net increase in net assets resulting from operations	$23,421,847

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 71

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/19*	Year ended 10/31/18
Operations
Net investment income	$14,522,631	$28,822,915
Net realized loss on investments
and foreign currency transactions	(2,251,555)	(76,896,961)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	11,150,771	(40,423,023)
Net increase (decrease) in net assets resulting
from operations	23,421,847	(88,497,069)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,860,440)	(5,123,104)
Class B	(633,192)	(241,387)
Class C	(4,982,662)	(1,743,113)
Class M	(240,441)	(69,447)
Class P	(8,266,183)	(2,075,314)
Class R	(134,147)	(82,384)
Class R6	(492,016)	(207,135)
Class Y	(20,017,878)	(13,706,895)
Net realized long-term gain on investments
Class A	—	(1,389,316)
Class B	—	(118,837)
Class C	—	(802,585)
Class M	—	(26,299)
Class P	—	(469,329)
Class R	—	(23,024)
Class R6	—	(47,686)
Class Y	—	(3,273,288)
Increase in capital from settlement payments	—	14,004
Increase (decrease) from capital share transactions
(Notes 4 and 8)	(275,626,863)	462,452,011
Total increase (decrease) in net assets	(297,831,975)	344,569,803

NET ASSETS
Beginning of period	1,512,800,190	1,168,230,387
End of period	$1,214,968,215	$1,512,800,190

* Unaudited.

The accompanying notes are an integral part of these financial statements.

72 Multi-Asset Absolute Return Fund

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Multi-Asset Absolute Return Fund 73

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
April 30, 2019**	$11.39	.12	.12	.24	(.37)	—	—	(.37)	—	$11.26	2.33*	$302,899	.44*d	1.09*d	329*
October 31, 2018	12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	11.39	(5.43)	357,330	1.02[d,g]	1.96[d]	479
October 31, 2017	11.28	.24	.82	1.06	—	—	—	—	—	12.34	9.40	262,943	1.16	2.01	559
October 31, 2016	12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	—	11.28	(1.81)	316,497	1.19[d]	2.21[d]	578
October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	—	12.45	4.04	424,484	1.26	1.60	563
October 31, 2014	12.17	.20	.48	.68	(.14)	—	—	(.14)	—	12.71	5.65	328,250	1.24	1.63	313
Class B
April 30, 2019**	$11.04	.08	.12	.20	(.28)	—	—	(.28)	—	$10.96	1.99 *	$20,826	.81*d	.72*d	329*
October 31, 2018	11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	11.04	(6.11)	26,759	1.77[d,g]	1.20[d]	479
October 31, 2017	11.01	.15	.79	.94	—	—	—	—	—	11.95	8.54	23,289	1.91	1.30	559
October 31, 2016	12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	—	11.01	(2.50)	28,632	1.94[d]	1.45[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.18	30,905	2.01	.85	563
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	—	12.44	4.92	28,072	1.99	.88	313
Class C
April 30, 2019**	$11.01	.08	.12	.20	(.29)	—	—	(.29)	—	$10.92	1.98*	$163,426	.81*d	.72*d	329*
October 31, 2018	11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	11.01	(6.13)	201,582	1.77[d,g]	1.22[d]	479
October 31, 2017	10.99	.15	.79	.94	—	—	—	—	—	11.93	8.55	151,075	1.91	1.29	559
October 31, 2016	12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	—	10.99	(2.54)	186,452	1.94[d]	1.46[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.24	210,619	2.01	.85	563
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	—	12.44	4.91	160,682	1.99	.88	313
Class M
April 30, 2019**	$11.13	.09	.13	.22	(.33)	—	—	(.33)	—	$11.02	2.15*	$7,316	.69*d	.85*d	329*
October 31, 2018	12.06	.18	(.88)	(.70)	(.17)	(.06)	—	(.23)	—[f]	11.13	(5.92)	8,403	1.52[d,g]	1.49[d]	479
October 31, 2017	11.08	.18	.80	.98	—	—	—	—	—	12.06	8.84	5,066	1.66	1.54	559
October 31, 2016	12.25	.19	(.49)	(.30)	(.73)	(.12)	(.02)	(.87)	—	11.08	(2.30)	6,815	1.69[d]	1.70[d]	578
October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	—	(.70)	—	12.25	3.55	7,146	1.76	1.10	563
October 31, 2014	11.99	.14	.47	.61	(.08)	—	—	(.08)	—	12.52	5.12	5,286	1.74	1.12	313
Class P
April 30, 2019**	$11.47	.14	.12	.26	(.42)	—	—	(.42)	—	$11.31	2.49*	$237,454	.24*d	1.29*d	329*
October 31, 2018	12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.47	(5.03)	220,539	.63[d,g]	2.42[d]	479
October 31, 2017	11.31	.29	.82	1.11	—	—	—	—	—	12.42	9.81	89,518.78		2.41	559
October 31, 2016†	11.25	.04	.02	.06	—	—	—	—	—	11.31	.53*	71,489	.14*	.39*	578
Class R
April 30, 2019**	$11.20	.11	.12	.23	(.34)	—	—	(.34)	—	$11.09	2.27*	$4,207	.56*d	.97*d	329*
October 31, 2018	12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	11.20	(5.65)	4,377	1.27[d,g]	1.65[d]	479
October 31, 2017	11.15	.20	.81	1.01	—	—	—	—	—	12.16	9.06	4,597	1.41	1.73	559
October 31, 2016	12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	—	11.15	(2.05)	1,861	1.44[d]	1.96[d]	578
October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	—	12.31	3.84	1,564	1.51	1.34	563
October 31, 2014	12.04	.17	.48	.65	(.12)	—	—	(.12)	—	12.57	5.40	1,848	1.49	1.39	313

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 75

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class R6
April 30, 2019**	$11.50	.14	.13	.27	(.42)	—	—	(.42)	—	$11.35	2.53*	$13,906	.26*d	1.27*d	329*
October 31, 2018	12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.50	(5.06)	13,971	.67[d,g]	2.29[d]	479
October 31, 2017	11.35	.28	.82	1.10	—	—	—	—	—	12.45	9.69	9,071.82		2.37	559
October 31, 2016	12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	—	11.35	(1.40)	7,817	.85[d]	2.54[d]	578
October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	—	12.51	4.39	8,237.93		1.93	563
October 31, 2014	12.23	.24	.48	.72	(.18)	—	—	(.18)	—	12.77	5.97	6,678.91		1.96	313
Class Y
April 30, 2019**	$11.45	.14	.12	.26	(.40)	—	—	(.40)	—	$11.31	2.49*	$464,934	.31*d	1.22*d	329*
October 31, 2018	12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	11.45	(5.16)	679,839	.77[d,g]	2.19[d]	479
October 31, 2017	11.31	.27	.82	1.09	—	—	—	—	—	12.40	9.64	622,673.91		2.29	559
October 31, 2016	12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	—	11.31	(1.48)	602,704	.94[d]	2.47[d]	578
October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	—	12.47	4.25	755,830	1.01	1.85	563
October 31, 2014	12.20	.23	.49	.72	(.18)	—	—	(.18)	—	12.74	5.93	565,281.99		1.88	313

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	4/30/19	10/31/18	10/31/16
Class A	0.02%	0.02%	<0.01%
Class B	0.02	0.02	<0.01
Class C	0.02	0.02	<0.01
Class M	0.02	0.02	<0.01
Class R	0.02	0.02	<0.01
Class P	0.02	0.02	—
Class R6	0.02	0.02	<0.01
Class Y	0.02	0.02	<0.01

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

The accompanying notes are an integral part of these financial statements.

76 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 77

Notes to financial statements 4/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through April 30, 2019.

Putnam Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

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Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following

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procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $19,519,740 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

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investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

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Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

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In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,459,774 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,741,338 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $10,094,055 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $100,678,825 and the value of securities loaned amounted to $99,111,838.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

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Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$33,531,202	$20,500,215	$54,031,417

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,457,674,919, resulting in gross unrealized appreciation and depreciation of $84,434,324 and $98,813,101, respectively, or net unrealized depreciation of $14,378,777.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Effective April 30, 2018, such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Multi-Asset Absolute Return Fund 85

Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by Putnam Absolute Return 500 Fund’s class A shares for periods prior to April 30, 2018 and by the fund’s class A shares for periods thereafter) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s combined average net assets (calculated as the combined average net assets of Putnam Absolute Return 500 Fund and the fund for periods prior to April 30, 2018 and as the fund’s average net assets for periods thereafter) over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s combined average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/- 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the funds merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.209% of the fund’s average net assets, which included an effective base fee of 0.358% and a decrease of 0.149% ($1,933,825) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2020, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $209,109 as a result of this limit.

86 Multi-Asset Absolute Return Fund

Putnam Management has also contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$254,120	Class R	3,433
Class B	18,603	Class R6	3,454
Class C	142,808	Class Y	422,161
Class M	6,171	Total	$862,002
Class P	11,252

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $15,220 under the expense offset arrangements and by $50,880 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $884, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Multi-Asset Absolute Return Fund 87

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$395,038
Class B	1.00%	1.00%	115,381
Class C	1.00%	1.00%	885,693
Class M	1.00%	0.75%	28,707
Class R	1.00%	0.50%	10,653
Total			$1,435,472

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,198 and $204 from the sale of class A and class M shares, respectively, and received $5,891 and $1,230 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $124 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,973,569,772	$3,039,218,143
U.S. government securities (Long-term)	—	—
Total	$2,973,569,772	$3,039,218,143

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

88 Multi-Asset Absolute Return Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,451,554	$16,133,569	6,435,818	$83,365,616
Shares issued in connection with
reinvestment of distributions	987,686	10,489,228	479,555	5,855,364
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	17,779,438	212,492,735
	2,439,240	26,622,797	24,694,811	301,713,715
Shares repurchased	(6,915,269)	(76,398,063)	(14,637,426)	(179,516,734)
Net increase (decrease)	(4,476,029)	$(49,775,266)	10,057,385	$122,196,981

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	2,619	$28,222	14,232	$635,992
Shares issued in connection with
reinvestment of distributions	60,207	624,347	29,758	354,719
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	1,443,557	16,789,147
	62,826	652,569	1,487,547	17,779,858
Shares repurchased	(586,098)	(6,342,938)	(1,012,692)	(12,193,627)
Net increase (decrease)	(523,272)	$(5,690,369)	474,855	$5,586,231

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	239,127	$2,567,709	859,523	$13,248,932
Shares issued in connection with
reinvestment of distributions	454,795	4,698,035	196,981	2,340,134
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	10,266,383	119,068,479
	693,922	7,265,744	11,322,887	134,657,545
Shares repurchased	(4,037,316)	(43,365,145)	(5,681,526)	(68,671,488)
Net increase (decrease)	(3,343,394)	$(36,099,401)	5,641,361	$65,986,057

Multi-Asset Absolute Return Fund 89

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	3,901	$42,411	18,865	$343,933
Shares issued in connection with
reinvestment of distributions	22,926	238,663	7,786	93,351
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	422,392	4,945,961
	26,827	281,074	449,043	5,383,245
Shares repurchased	(117,520)	(1,267,019)	(114,317)	(1,465,563)
Net increase (decrease)	(90,693)	$(985,945)	334,726	$3,917,682

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class P	Shares	Amount	Shares	Amount
Shares sold	4,055,794	$45,182,524	5,294,093	$66,060,765
Shares issued in connection with
reinvestment of distributions	776,785	8,266,183	207,867	2,544,643
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	10,299,659	123,666,973
	4,832,579	53,448,707	15,801,619	192,272,381
Shares repurchased	(3,077,761)	(34,060,137)	(3,777,679)	(48,015,478)
Net increase	1,754,818	$19,388,570	12,023,940	$144,256,903

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	19,889	$217,620	130,132	$1,601,164
Shares issued in connection with
reinvestment of distributions	12,804	134,060	8,753	105,392
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	47,272	556,395
	32,693	351,680	186,157	2,262,951
Shares repurchased	(43,990)	(482,157)	(173,393)	(2,120,139)
Net increase (decrease)	(11,297)	$(130,477)	12,764	$142,812

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	84,371	$938,748	454,973	$5,757,792
Shares issued in connection with
reinvestment of distributions	46,026	492,016	20,734	254,821
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	338,196	4,073,606
	130,397	1,430,764	813,903	10,086,219
Shares repurchased	(120,275)	(1,350,661)	(327,463)	(4,152,016)
Net increase	10,122	$80,103	486,440	$5,934,203

90 Multi-Asset Absolute Return Fund

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,859,909	$65,023,957	20,279,247	$243,171,429
Shares issued in connection with
reinvestment of distributions	1,634,373	17,406,077	1,198,701	14,672,099
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	29,488,830	353,680,177
	7,494,282	82,430,034	50,966,778	611,523,705
Shares repurchased	(25,766,625)	(284,844,112)	(41,795,512)	(497,092,563)
Net increase (decrease)	(18,272,343)	$(202,414,078)	9,171,266	$114,431,142

At the close of the reporting period, the Putnam RetirementReady Funds owned 19.4% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 4/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$113,519,357	$485,673,091	$498,513,623	$792,509	$100,678,825
Putnam Short Term
Investment Fund**	235,711,650	179,953,146	150,807,144	3,665,693	264,857,652
Total Short-term
investments	$349,231,007	$665,626,237	$649,320,767	$4,458,202	$365,536,477

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Multi-Asset Absolute Return Fund 91

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Acquisition of Putnam Absolute Return 500 Fund

On April 30, 2018, the fund issued 17,779,438, 1,443,557, 10,266,383, 422,392, 10,299,659, 47,272, 338,196 and 29,488,830 class A, class B, class C, class M, class P, class R, class R6 and class Y shares, respectively, for 19,848,370, 1,591,217, 11,333,896, 467,575, 11,491,803, 50,804, 377,544 and 32,879,869 class A, class B, class C, class M, class P, class R, class R6 and class Y shares of Putnam Absolute Return 500 Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Absolute Return 500 Fund, with a fair value of $835,630,491 and an identified cost of $819,086,397 at April 27, 2018, was the principal asset acquired by the fund. The net assets of the fund and Putnam Absolute Return 500 Fund on April 27, 2018, were $1,036,464,779 and $835,273,473, respectively. On April 27, 2018, Putnam Absolute Return 500 Fund had distributions in excess of net investment income of $12,832,182, accumulated net realized loss of $16,635,928 and unrealized appreciation of $25,521,750. The aggregate net assets of the fund immediately following the acquisition were $1,871,738,252.

Assuming the acquisition had been completed on November 1, 2017, the fund’s pro forma results of operations for the prior fiscal year would have been as follows:

Net investment Income	$34,882,497
Net (loss) on investments	$(128,259,994)
Net (decrease) in net assets resulting from operations	$(93,377,497)

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$700,000
Purchased currency option contracts (contract amount)	$75,300,000
Purchased swap option contracts (contract amount)	$10,800,000
Written equity option contracts (contract amount)	$220,000
Written currency option contracts (contract amount)	$49,700,000
Written swap option contracts (contract amount)	$6,400,000
Futures contracts (number of contracts)	9,000
Forward currency contracts (contract amount)	$711,800,000
Centrally cleared interest rate swap contracts (notional)	$1,340,900,000
OTC total return swap contracts (notional)	$4,848,800,000
OTC credit default contracts (notional)	$204,200,000
Centrally cleared credit default contracts (notional)	$253,700,000
Warrants (number of warrants)	3,900,000

92 Multi-Asset Absolute Return Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$16,316,452*	Unrealized depreciation	$26,485,826*
Foreign exchange
contracts	Investments, Receivables	3,548,571	Payables	1,954,458
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	74,701,433*	Unrealized depreciation	47,156,132*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	5,081,414*	Unrealized depreciation	5,167,986*
Total		$99,647,870		$80,764,402

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,494,105	$3,494,105
Foreign exchange
contracts	—	73,274	—	(198,580)	—	(125,306)
Equity contracts	370,689	(742,081)	(33,676,591)	—	23,053,598	(10,994,385)
Interest rate
contracts	—	67,054	21,958,635	—	1,696,807	23,722,496
Total	$370,689	$(601,753)	$(11,717,956)	$(198,580)	$28,244,510	$16,096,910

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$2,021,832	$2,021,832
Foreign exchange
contracts	—	(339,642)	—	248,848	—	(90,794)
Equity contracts	2,564,251	(4,278,511)	22,978,020	—	(74,410,051)	(53,146,291)
Interest rate
contracts	—	66,127	8,649,726	—	(37,019)	8,678,834
Total	$2,564,251	$(4,552,026)	$31,627,746	$248,848	$(72,425,238)	$(42,536,419)

Multi-Asset Absolute Return Fund 93

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest
rate swap contracts§	$—	$—	$412,907	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$412,907
OTC Total return
swap contracts*#	22,758,034	16,944	—	21,394,495	—	28,422	5,903,610	—	2,328	3,586	—	—	—	—	—	1,896,218	—	52,003,637
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	425,694	2,152,159	1,485,551	—	—	951,630	136,108	—	173,682	—	—	—	—	5,324,824
Centrally cleared credit
default contracts§	—	—	1,684	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,684
Futures contracts§	—	—	—	—	—	—	—	—	—	793,828	—	—	—	—	—	—	—	793,828
Forward currency contracts#	416,401	286,093	—	412,771	—	76,983	378,219	350,673	555,578	—	—	—	—	257,988	672,931	65,367	21,767	3,494,771
Forward premium swap
option contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchased swap options**#	130,010	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	130,010
Purchased options**#	951,343	—	—	604,769	—	—	—	—	726,839	—	—	—	—	—	—	—	—	2,282,951
Repurchase agreements**	—	—	—	—	19,137,000	—	—	—	—	—	—	—	—	—	—	—	—	19,137,000
Total Assets	$24,255,788	$303,037	$414,591	$22,412,035	$19,562,694	$2,257,564	$7,767,380	$350,673	$1,284,745	$1,749,044	$136,108	$—	$173,682	$257,988	$672,931	$1,961,585	$21,767	$83,581,612
Liabilities:
Centrally cleared interest
rate swap contracts§	—	—	826,162	—	—	—	—	—	—	—	—	—	—	—	—	—	—	826,162
OTC Total return
swap contracts*#	23,900,335	31,596	—	16,023,493	—	3,421	3,809,367	—	608,339	25,025	—	—	—	—	—	—	—	44,401,576
OTC Credit default
contracts — protection sold*#	45,962	80,095	—	—	1,452,286	4,514,121	2,056,461	—	—	5,511,459	1,651,022	—	399,779	—	—	—	—	15,711,185
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	618,450	—	—	—	—	—	618,450
Forward currency contracts#	95,867	224,988	—	152,327	—	76,705	335,571	240,226	298,781	—	—	—	—	148,083	213,196	124,805	43,909	1,954,458
Forward premium swap
option contracts#	30,405	—	—	30,433	—	—	9,361	—	104,634	—	—	—	—	—	—	—	—	174,833
Written swap options#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Written options#	69,110	—	—	43,352	—	—	—	—	—	—	—	—	—	—	—	—	—	112,462

94 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 95

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Reverse repurchase
agreements	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Liabilities	$24,141,679	$336,679	$826,162	$16,249,605	$1,452,286	$4,594,247	$6,210,760	$240,226	$1,011,754	$5,536,484	$1,651,022	$618,450	$399,779	$148,083	$213,196	$124,805	$43,909	$63,799,126
Total Financial and
Derivative Net Assets	$114,109	$(33,642)	$(411,571)	$6,162,430	$18,110,408	$(2,336,683)	$1,556,620	$110,447	$272,991	$(3,787,440)	$(1,514,914)	$(618,450)	$(226,097)	$109,905	$459,735	$1,836,780	$(22,142)	$19,782,486
Total collateral received
(pledged)†##	$114,109	$—	$—	$4,530,000	$18,110,408	$(2,336,683)	$1,192,460	$110,447	$260,000	$(3,787,440)	$(1,514,914)	$—	$(226,097)	$109,905	$459,735	$1,267,314	$—
Net amount	$—	$(33,642)	$(411,571)	$1,632,430	$—	$—	$364,160	$—	$12,991	$—	$—	$(618,450)	$—	$—	$—	$569,466	$(22,142)
Controlled collateral
received (including
TBA commitments)**	$305,866	$—	$—	$4,530,000	$—	$—	$—	$135,655	$260,000	$—	$—	$—	$—	$186,141	$547,105	$—	$—	$5,964,767
Uncontrolled collateral
received	$—	$—	$—	$—	$19,519,740	$—	$1,192,460	$—	$—	$—	$—	$—	$—	$—	$—	$1,267,314	$—	$21,979,514
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(1,098,151)	$(2,422,241)	$—	$—	$—	$(4,708,336)	$(1,601,095)	$—	$(264,232)	$—	$—	$—	$—	$(10,094,055)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $11,602,120 and $6,505,903, respectively.

Note 11: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

96 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 97

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

98 Multi-Asset Absolute Return Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Asset Absolute Return Fund 99

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

100 Multi-Asset Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President, Principal Financial
Investment Sub-Advisors	Catharine Bond Hill	Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer, and
16 St James’s Street	Robert E. Patterson	Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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SA107 316791 6/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019